As filed with the Securities and Exchange Commission on December 11, 2008

Securities Act File No. 333-154430

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

|X| Pre-Effective Amendment No. 1

 |_| Post-Effective Amendment No. __

(Check appropriate box or boxes)

BLACKROCK MUNICIPAL BOND FUND, INC.
(Exact Name of Registrant as Specified in the Articles of Incorporation)

100 Bellevue Parkway
Wilmington, DE 19809
(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762
(Area Code and Telephone Number)

Donald C. Burke
Chief Executive Officer
P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Joel H. Goldberg, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

Title of securities being registered: Investor A, Investor B, Investor C, Investor C1 and Institutional shares of common stock, par value $.10 per share, of BlackRock National Municipal Fund, a series of BlackRock Municipal Bond Fund, Inc.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT, WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

An indefinite amount of the Registrant’s securities has been registered under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. In reliance upon such Rule, no filing fee is being paid at this time.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Florida Municipal Bond Fund, a series of BlackRock Multi-State Municipal Series Trust

2.	Questions and Answers for Shareholders of BlackRock Florida Municipal Bond Fund, a series of BlackRock Multi-State Municipal Series Trust

3.	Notice of Special Meeting of Shareholders of BlackRock Florida Municipal Bond Fund, a series of BlackRock Multi-State Municipal Series Trust

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of BlackRock Florida Municipal Bond Fund, a series of BlackRock Multi-State Municipal Series Trust, into BlackRock National Municipal Fund, a series of BlackRock Municipal Bond Fund, Inc.

5.	Statement of Additional Information regarding the proposed reorganization of BlackRock Florida Municipal Bond Fund, a series of BlackRock Multi-State Municipal Series Trust, into BlackRock National Municipal Fund, a series of BlackRock Municipal Bond Fund, Inc.

6.	Part C Information

7.	Exhibits

December [   ], 2008

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of BlackRock Florida Municipal Bond Fund (the “Florida Fund”), a series of BlackRock Multi-State Municipal Series Trust (the “Multi-State Trust”), to be held on January 20, 2009. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Multi-State Trust.

The proposal you will be asked to consider at the Special Meeting, as described in the enclosed Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the Florida Fund into BlackRock National Municipal Fund (the “National Fund”), a series of BlackRock Municipal Bond Fund, Inc. The National Fund has an investment objective and certain policies similar to the Florida Fund. The Board of Trustees of the Multi-State Trust determined that the Florida Fund would benefit from the Reorganization with the National Fund, due to the repeal of the Florida Intangible Personal Property Tax and the National Fund’s lower gross expense ratios, broader asset base and better overall long-term performance. In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders. BlackRock Advisors, LLC (“BlackRock Advisors”) acts as investment adviser for both funds.

The Board of Trustees of the Multi-State Trust believes the Reorganization is in the best interests of the Florida Fund and its shareholders, and recommends that you vote “for” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touchtone telephone;

•	By Internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Broadridge Financial Solutions, Inc., our proxy solicitor, to vote your shares.

As always, we appreciate your support.

Sincerely,

Donald C. Burke
Chief Executive Officer

BlackRock Florida Municipal Bond Fund
BlackRock Multi-State Municipal Series Trust
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided (or vote by touchtone telephone or through the Internet, following the instructions on the enclosed proxy card), no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “for” the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to submit your vote at the Special Meeting.

QUESTIONS & ANSWERS

     We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?
A:

You are being asked to consider the proposed reorganization (“Reorganization”) and to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between BlackRock Florida Municipal Bond Fund (the “Florida Fund”), a series of BlackRock Multi-State Municipal Series Trust (the “Multi-State Trust”), which is a Massachusetts business trust, and BlackRock National Municipal Fund (the “National Fund”), a series of BlackRock Municipal Bond Fund, Inc. (the “Corporation”), which is a Maryland corporation. The National Fund pursues an investment objective and investment policies similar to those of the Florida Fund, although the Florida Fund invests at least 80% of its assets in Florida municipal bonds while the National Fund may not invest more than 25% of its assets in bonds issued by any one state. If the proposed Reorganization is approved and completed, then you will become a shareholder of the National Fund and the Florida Fund will be terminated, dissolved and liquidated as a series of the Multi-State Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the National Fund.

Q:	How does the Board of Trustees suggest that I vote?
A:

After careful consideration, the Board of Trustees of the Multi-State Trust (the “Multi-State Board”) has determined that the proposed Reorganization will benefit the Florida Fund’s shareholders and recommends that you cast your vote “for” the proposed Reorganization. The Multi-State Board believes that the Reorganization will benefit Florida Fund shareholders because they will become invested in a fund with investment objectives and certain investment policies similar to those of the Florida Fund. The Reorganization has been proposed in response to the changing legal and tax environment in Florida which largely eliminated the tax benefits previously realizable through ownership of a Florida-specific municipal fund by a Florida resident. The Multi-State Board determined that the Florida Fund would benefit from the Reorganization with the National Fund, due to the repeal of the Florida Intangible Personal Property Tax and the National Fund’s lower gross expense ratios, broader asset base and better overall long-term performance. In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders.

Q:	How will the Reorganization affect me?

A:

If Florida Fund shareholders approve the proposed Reorganization, then the National Fund will acquire substantially all of the assets and certain stated liabilities of the Florida Fund and will receive Investor A, Investor B, Investor C, Investor C1 or Institutional shares of the National Fund.

Florida Fund shares	National Fund shares
Investor A	Investor A
Investor A1	Investor A
Investor B	Investor B
Investor C	Investor C
Investor C1	Investor C1
Institutional	Institutional

     Florida Fund shareholders will receive shares of the National Fund (in the class indicated in the table above) with an aggregate net asset value equal to the aggregate net asset value of the shares of the Florida Fund that you own immediately prior to the Reorganization.

     Special Considerations for Investor A1 Shareholders of the Florida Fund. As discussed above, Investor A1 shareholders of the Florida Fund will receive Investor A shares of the National Fund in connection with the Reorganization. Following the Reorganization, Investor A1 shareholders of the Florida Fund that submit a purchase order for additional shares of the National Fund without making a specific class designation in their purchase order, will receive Investor A shares of the National Fund and will be subject to the 4.25% Investor A sales charges on such future purchases (reduced sales charges may be available to certain investors). Please consult your financial advisor for information on the suitability of future purchases of Investor A shares of the National Fund.

Q:	Will I own the same number of shares of the National Fund as I currently own of the Florida Fund?

A:

No, you will receive shares of the National Fund with the same aggregate net asset value as the shares of the Florida Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Florida Fund and the National Fund as of the close of trading on the New York Stock Exchange on the business day before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of an Investor A share of the National Fund is lower than the net asset value of an Investor A share of the Florida Fund, you will receive a greater number of shares of the National Fund in the Reorganization than you held in the Florida Fund before the Reorganization. On the other hand, if the net asset value of an Investor A share of the National Fund is higher than the net asset value of an Investor A share of the Florida Fund, you will receive fewer shares of the National Fund in the Reorganization than you held in the Florida Fund before the Reorganization. The aggregate net asset value of your National Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Florida Fund shares immediately prior to the Reorganization.

Q:	Who will advise the combined fund (“Combined Fund”) once the Reorganization is completed?

A:

BlackRock Advisors, LLC (“BlackRock Advisors”) will serve as the Combined Fund’s investment adviser and BlackRock Investment Management LLC will serve as the Combined Fund’s sub-adviser. The portfolio managers who currently run the day-to-day operations of the National Fund will manage the Combined Fund following the Reorganization.

Q:	How do operating expenses paid by the National Fund compare to those payable by the Florida Fund?

A:

After the Reorganization, shareholders of the Florida Fund are expected to experience lower gross and net operating expenses in the Combined Fund than they had in the Florida Fund prior to the Reorganization.

Florida Fund shares	Annual Total Fund Operating Expenses (excluding voluntary waivers or expense reimbursements)	National Fund shares	Annual Total Fund Operating Expenses (excluding voluntary waivers or expense reimbursements)	Combined Fund shares	Annual Total Fund Operating Expenses (excluding voluntary waivers or expense reimbursements)
Investor A	1.42%	Investor A	1.03%	Investor A	1.02%
Investor A1	1.28%	Investor A	1.03%	Investor A	1.02%
Investor B	1.69%	Investor B	1.55%	Investor B	1.54%
Investor C	2.21%	Investor C	1.83%	Investor C	1.82%
Investor C1	1.78%	Investor C1	1.59%	Investor C1	1.58%
Institutional	1.20%	Institutional	0.80%	Institutional	0.79%

Florida Fund shares	Annual Total Fund Operating Expenses (including voluntary waivers or expense reimbursements)	National Fund shares	Annual Total Fund Operating Expenses (including voluntary waivers or expense reimbursements)	Combined Fund shares	Annual Total Fund Operating Expenses (including voluntary waivers or expense reimbursements)
Investor A	1.42%	Investor A	1.02%	Investor A	1.01%
Investor A1	1.28%	Investor A	1.02%	Investor A	1.01%
Investor B	1.69%	Investor B	1.54%	Investor B	1.53%
Investor C	2.21%	Investor C	1.82%	Investor C	1.81%
Investor C1	1.78%	Investor C1	1.58%	Investor C1	1.57%
Institutional	1.20%	Institutional	0.79%	Institutional	0.78%

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?
A:

The National Fund Investor A shares and Florida Fund Investor A shares both have a front-end sales load of 4.25% and service and distribution fees of 0.25%. The National Fund Investor A shares impose a contingent deferred sales charge (“CDSC”) of 1.00% on redemptions of investments of $1 million or more within 18 months of purchase. The Florida Fund Investor A shares impose a CDSC of 0.50% on redemptions of investments of $1 million or more within 18 months of purchase. The Investor A1 shares of the Florida Fund have a front-end sales load of 4.00%, service and distribution fees of 0.10%, and impose a CDSC of 0.50% on redemptions of investments of $1 million or more within twelve months of purchase. The Florida Fund Investor B shares have service and distribution fees of 0.50% and impose a CDSC of up to 4.00% on redemptions of investments within 6 years of purchase, while the National Fund Investor B shares have service and distribution fees of 0.75% and impose a CDSC of up to 4.00% on redemptions of investments within 6 years of purchase. The Investor C shares of both Funds have service and distribution fees of 1.00% and impose a CDSC of 1.00% on redemptions of investments within 12 months of purchase. The Florida Fund Investor C1 shares have service and distribution fees of 0.60% and impose a CDSC of 1.00% on redemptions of investments within 12 months of purchase, while the National Fund Investor C1 shares have service and distribution fees of 0.80% and impose a CDSC of 1.00% on redemptions of investments within 12 months of purchase. The Institutional shares of both Funds also are identical in that there are no front-end sales charges, CDSCs or service and distribution fees.

	Florida Fund Investor A	National Fund Investor A
Front-end Sales Charge	4.25%	4.25%
CDSCs	A CDSC of 0.50% may be imposed	A CDSC of 1.00% may be imposed
	on investments of $1 million	on investments of $1 million
	or more if redeemed within	or more if redeemed within
	eighteen months	eighteen months
Service and Distribution Fees	0.25%	0.25%

	Florida Fund Investor A1	National Fund Investor A
Front-end Sales Charge	4.00%	4.25%
CDSCs	A CDSC of 0.50% may be imposed	A CDSC of 1.00% may be imposed
	on investments of $1 million or	on investments of $1 million or
	more if redeemed within	more if redeemed within
	twelve months	eighteen months
Service and Distribution Fees	0.10%	0.25%

	Florida Fund Investor B	National Fund Investor B
Front-end Sales Charge	None	None
CDSCs	up to 4.00% if redeemed	up to 4.00% if redeemed
	within six years	within six years
Service and Distribution Fees	0.50%	0.75%

	Florida Fund Investor C	National Fund Investor C
Front-end Sales Charge	None	None
CDSCs	1.00% if redeemed within one year	1.00% if redeemed within one year
Service and Distribution Fees	1.00%	1.00%

	Florida Fund Investor C1	National Fund Investor C1
Front-end Sales Charge	None	None
CDSCs	1.00% if redeemed within one year	1.00% if redeemed within one year
Service and Distribution Fees	0.60%	0.80%

	Florida Fund Institutional	National Fund Institutional
Front-end Sales Charge	None	None
CDSCs	None	None
Service and Distribution Fees	None	None

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q:	What will I have to do to open an account in the National Fund? What happens to my account if the Reorganization is approved?

A:

If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the National Fund, and we will send you written confirmation that this change has taken place. You will receive Investor A, Investor B, Investor C, Investor C1 or Institutional shares of the National Fund, as indicated in the table below. Florida Fund shareholders will receive shares of the National Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Florida Fund that you own immediately prior to the Reorganization.

Florida Fund shares	National Fund shares
Investor A	Investor A
Investor A1	Investor A
Investor B	Investor B
Investor C	Investor C
Investor C1	Investor C1
Institutional	Institutional

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Florida Fund, the Multi-State Board will consider other alternatives.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Florida Fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange for shares of the National Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt of shares of the National Fund in connection with the Reorganization.

A portion of the portfolio assets of the Florida Fund may be sold in connection with the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Florida Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Florida Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization the Florida Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	Who will pay for the Reorganization?

A:

Florida Fund shareholders will bear their share of the costs of merging with the National Fund, due to their overall expense savings and the potential for increased distribution yield, while BlackRock Advisors will bear the merger costs of the National Fund. The Reorganization expenses include expenses of preparing, printing and mailing proxies, proxy solicitation fees, legal fees, audit fees, fees and expenses relating to any special meeting, fees and expenses relating to the preparation and filing of regulatory documents, and expenses of preparing and distributing the prospectus, statement of additional information and supplements, but excluding the Florida Fund’s portfolio transaction costs (the costs of repositioning the Florida Fund’s portfolio in connection with the Reorganization) which shall be borne solely by the Florida Fund.

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	How do I vote my proxy?

A:

You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting of the Florida Fund shareholders (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the number or go to the website address listed on the enclosed proxy card and follow the instructions. To vote at the Special Meeting, please attend the Special Meeting and have the proxy card in hand.

Q:	When will the Reorganization occur?

A:

If approved by shareholders, the Reorganization is expected to occur during the first quarter of 2009. The Reorganization will not take place if the Reorganization is not approved by the Florida Fund’s shareholders at the Special Meeting.

Q:	Whom do I contact for further information?

A:	You can contact your financial adviser for further information. You may also call Broadridge Financial Solutions, Inc., our proxy solicitation firm, at (866) 615-7869.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

December [  ], 2008

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 2009

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of BlackRock Florida Municipal Bond Fund (the “Florida Fund”), a series of BlackRock Multi-State Municipal Series Trust (the “Multi-State Trust”), will be held on January 20, 2009 at 10:00 A.M., Eastern time, at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1.

To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which BlackRock National Municipal Fund (the “National Fund”), a series of BlackRock Municipal Bond Fund, Inc. (the “Corporation”), would acquire substantially all of the assets and certain stated liabilities of the Florida Fund in exchange for shares of the National Fund, which will be distributed by the Florida Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Multi-State Trust has fixed the close of business on November 21, 2008 as the record date for determination of shareholders of the Florida Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your voting instructions be received prior to the meeting date. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Florida Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Shareholders may also vote by telephone or over the Internet; please see pages 44-45 for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements — Manner of Voting” for more information.

By Order of the Board of Trustees,

Howard B. Surloff
Secretary

BlackRock Florida Municipal Bond Fund
BlackRock Multi-State Municipal Series Trust
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

(This page intentionally left blank.)

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK FLORIDA MUNICIPAL BOND FUND
BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST
100 Bellevue Parkway
Wilmington, DE 19809
(800) 441-7762

BLACKROCK NATIONAL MUNICIPAL FUND
BLACKROCK MUNICIPAL BOND FUND, INC.
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

     This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of BlackRock Florida Municipal Bond Fund (the “Florida Fund”), a series of BlackRock Multi-State Municipal Series Trust (the “Multi-State Trust”). A special meeting of shareholders of the Florida Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 on January 20, 2009 at 10:00 A.M. Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Florida Fund at the close of business on November 21, 2008 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders are first being sent or given to shareholders of the Florida Fund on or about December 16, 2008. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Trustees of the Multi-State Trust (the “Multi-State Board”) requests that shareholders vote their shares by completing and returning the enclosed proxy card, by calling the toll-free number, or over the Internet. Shareholders may also attend the Special Meeting and vote in person.

     The purposes of the Special Meeting are:

     1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which BlackRock National Municipal Fund (the “National Fund”), a series of BlackRock Municipal Bond Fund, Inc. (the “Corporation”), would acquire substantially all of the assets and certain stated liabilities of the Florida Fund, in exchange for shares of the National Fund, which will be distributed by the Florida Fund to the holders of its shares in complete liquidation thereof; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Multi-State Board and the Board of Directors of the Corporation (the “National Fund Board”) have each approved the reorganization (the “Reorganization”) by which the Florida Fund would be reorganized into the National Fund. The Reorganization has been proposed in response to the changing legal and tax environment in Florida which largely eliminated the tax benefits previously realizable through ownership of a Florida-specific municipal fund by a Florida resident. Beginning on January 1, 2007, the Florida Intangible Personal Property Tax was repealed. The repeal of this tax has decreased the economic benefit derived from investing in a Florida municipal bond fund for a Florida resident. In addition, the assets of the Florida Fund have been decreasing over time. Moreover, shareholders may benefit from an investment in the National Fund which provides greater investment flexibility, diversification and the potential for increased distribution yield. The National Fund also has better overall long-term performance than the Florida Fund and all Florida Fund shareholders will have expense ratios in the National Fund that are lower than their current expense ratios. In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders. As a result, the Multi-State Board believes investors would benefit from owning shares of the National Fund.

     If Florida Fund shareholders approve the proposed Reorganization, then the National Fund will acquire substantially all of the assets and certain stated liabilities of the Florida Fund and will receive Investor A, Investor B, Investor C, Investor C1 or Institutional shares of the National Fund, as indicated in the table below. Florida Fund shareholders will receive shares of the National Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Florida Fund that a shareholder owns immediately prior to the Reorganization.

Florida Fund shares	National Fund shares
Investor A	Investor A
Investor A1	Investor A
Investor B	Investor B
Investor C	Investor C
Investor C1	Investor C1
Institutional	Institutional

     Immediately after receiving the National Fund shares, the Florida Fund will distribute these shares of the National Fund to its shareholders. After distributing these shares, the Florida Fund will be terminated, dissolved and liquidated as a series of the Multi-State Trust. As indicated in the table above, when the Reorganization is complete, shareholders of Investor A and Investor A1 shares of the Florida Fund will hold Investor A shares of the National Fund, shareholders of Investor B shares of the Florida Fund will hold Investor B shares of the National Fund, shareholders of Investor C shares of the Florida Fund will hold Investor C shares of the National Fund, shareholders of Investor C1 shares of the Florida Fund will hold Investor C1 shares of the National Fund, and shareholders of Institutional shares of the Florida Fund will hold Institutional shares of the National Fund. After the Reorganization, the National Fund will continue to operate as a separate series of the Corporation, a registered open-end investment company.

     This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Florida Fund should know before voting on the Reorganization and constitutes an offering of the National Fund. Please read it carefully and retain it for future reference.

     The following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

  A Statement of Additional Information dated December [ ], 2008 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

  The prospectus relating to the Investor A, Investor A1, Investor B, Investor C, Investor C1 and Institutional shares of the Florida Fund, dated September 29, 2008, as supplemented (the “Florida Fund Prospectus”);

  The Statement of Additional Information relating to the Florida Fund, dated September 29, 2008, as supplemented (the “Florida Fund SAI”);

  The Annual Report to Shareholders of the Florida Fund for the fiscal period ended May 31, 2008;

  The National Fund Statement of Additional Information (the “National Fund SAI”) dated October 28, 2008 (and as currently supplemented).

     The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

  The prospectus relating to the Investor A, Investor B, Investor C and Institutional shares of the National Fund (the “Investor/Institutional National Fund Prospectus”) dated October 28, 2008 (and as currently supplemented);

  The prospectus relating to the Investor A1 and Investor C1 shares of the National Fund (the “Prime National Fund Prospectus” and, collectively with the Investor/Institutional National Fund Prospectus, the “National Fund Prospectus”) dated October 28, 2008 (and as currently supplemented); and

  The Annual Report to Shareholders of the National Fund for the fiscal year ended June 30, 2008 (the “National Fund Annual Report”).

     Except as otherwise described herein, the policies and procedures set forth under “About Your Investment” in the National Fund Prospectus will apply to the Investor A, Investor B, Investor C, Investor C1 and Institutional shares to be issued by the National Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

     Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund
BlackRock Multi-State Municipal Series Trust	BlackRock Municipal Bond Fund, Inc.
100 Bellevue Parkway	100 Bellevue Parkway
Wilmington, Delaware 19809	Wilmington, Delaware 19809
(800) 441-7762	(800) 441-7762

     If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at (800) 441-7762.

     You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington,
DC 20549.

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
(duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

     The Multi-State Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

     Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is December [  ], 2008.

SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

     Each of the Multi-State Trust and the Corporation is an open-end management investment company registered with the SEC. The Florida Fund is organized as a separate series of the Multi-State Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. The National Fund is organized as a separate series of the Corporation, a corporation organized under the laws of the State of Maryland. The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income tax. The investment objective of the National Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the National Fund.

     Both the Florida Fund and the National Fund are advised by BlackRock Advisors, LLC (“BlackRock Advisors”) and sub-advised by BlackRock Investment Management, LLC (the “Sub-Adviser”). BlackRock Advisors is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). The portfolio managers of the Florida Fund are Robert D. Sneeden, Theodore R. Jaeckel, Jr. and Walter O’Connor. The portfolio managers of the National Fund are Messrs. Jaeckel and O’Connor, and they will be the portfolio managers of the Combined Fund. The Sub-Adviser is an affiliate of BlackRock Advisors and an indirect wholly owned subsidiary of BlackRock.

     Shares of the Florida Fund and the National Fund may be purchased through their distributor, BlackRock Investments, Inc. (“BII”).

The Proposed Reorganization

     The Multi-State Board, including the Trustees who are not “interested persons” of the Multi-State Trust (as defined in the Investment Company Act) (the “Independent Trustees/Directors”), has approved the Reorganization Agreement. The National Fund Board, including the Directors who are not “interested persons” of the Corporation (as defined in the Investment Company Act), has approved the Reorganization Agreement. Subject to approval by the Florida Fund shareholders, the Reorganization Agreement provides for:

  the transfer of substantially all of the assets and certain stated liabilities of the Florida Fund to the National Fund in exchange for shares of the National Fund;

  the distribution of such shares to the Florida Fund’s shareholders; and

  the liquidation, termination and dissolution of the Florida Fund as a series of the Multi-State Trust.

     If the proposed Reorganization is approved and completed, then the National Fund will acquire substantially all of the assets and certain stated liabilities of the Florida Fund, and shareholders of the Florida Fund will receive Investor A, Investor B, Investor C, Investor C1 or Institutional shares of the National Fund. Investor A and Investor A1 shareholders of the Florida Fund will receive Investor A shares of the National Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor A and Investor A1 shares of the Florida Fund that shareholders own immediately prior to the Reorganization. Investor B shareholders of the Florida Fund will receive Investor B shares of the National Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor B shares of the Florida Fund that shareholders own immediately prior to the Reorganization. Investor C shareholders of the Florida Fund will receive Investor C shares of the National Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor C shares of the Florida Fund that shareholders own immediately prior to the Reorganization. Investor C1 shareholders of the Florida Fund will receive Investor C1 shares of the National Fund, with an aggregate net asset value equal to the aggregate net asset value of Investor C1 shares of the

Florida Fund that shareholders own immediately prior to the Reorganization. Institutional shareholders of the Florida Fund will receive Institutional shares of the National Fund, with an aggregate net asset value equal to the aggregate net asset value of Institutional shares of the Florida Fund that shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

     The National Fund has an investment objective and certain investment policies similar to those of the Florida Fund. The Reorganization has been proposed in response to the changing legal and tax environment in Florida which largely eliminated the tax benefits previously realizable through ownership of a Florida-specific municipal fund by a Florida resident. Beginning on January 1, 2007, the Florida Intangible Personal Property Tax was repealed. The repeal of this tax has decreased the economic benefit derived from investing in a Florida municipal bond fund for a Florida resident. In addition, the assets of the Florida Fund have been decreasing over time. Moreover, shareholders may benefit from an investment in the National Fund which provides greater investment flexibility, diversification and the potential for increased distribution yield. The National Fund also has better overall long-term performance than the Florida Fund and all Florida Fund shareholders will have expense ratios in the National Fund that are lower than their current expense ratios. In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders.

     In approving the Reorganization Agreement, the Multi-State Board, including the Independent Trustees, determined that the Reorganization is in the best interests of the Florida Fund and that the interests of the shareholders of the Florida Fund will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching this conclusion, the Multi-State Board engaged in a thorough review process relating to the proposed Reorganization. The Multi-State Board approved the Reorganization at a meeting held on October 10, 2008. The Multi-State Board has directed that the Reorganization be submitted to shareholders for consideration at the Special Meeting.

     The factors considered by the Multi-State Board with regard to the Reorganization include, but are not limited to, the following:

  The review of the investment objectives, policies and strategies of the Florida Fund and the National Fund. See “Comparison of the Florida Fund and the National Fund—Investment Objectives and Principal Investment Strategies.”

  The greater investment flexibility of and potential for investment diversification in the National Fund compared to the Florida Fund. See “Comparison of the Florida Fund and the National Fund—Investment Objectives and Principal Investment Strategies.”

  The relative performance histories of each Fund. See “Comparison of the Florida Fund and the National Fund — Performance History.”

  The expectation that the combined fund resulting from the completion of the Reorganization (the “Combined Fund”) will achieve certain operating efficiencies from its larger net asset size.

  The expectation that the shares of the Combined Fund to be received by Florida Fund shareholders in the Reorganization (as indicated in the table below) will have lower gross and net annual expense ratios than the gross and net annual expense ratios of the Florida Fund shares held by the Florida Fund shareholders prior to the Reorganization.

  The fact that Florida Fund shareholders will pay no sales charges in connection with the Reorganization. Shareholders of the Florida Fund will receive shares of the National Fund. The table below indicates the front-end sales load, service and distribution fees and contingent deferred sales charge (“CDSC”) applicable to each class of shares of the Funds.

	Front-end Sales Charge	Service Fee and Distribution Fee	CDSC
Florida Fund
Investor A	4.25%	0.25%	A CDSC of 0.50% may be imposed on
			investments of $1 million or more if
			redeemed within eighteen months

Investor A1	4.00%	0.10%	A CDSC of 0.50% may be imposed on
			investments of $1 million or more if
			redeemed within twelve months

Investor B	None	0.50%	up to 4.00% if redeemed within six years

Investor C	None	1.00%	1.00% if redeemed within one year

Investor C1	None	0.60%	1.00% if redeemed within one year

Institutional	None	None	None

National Fund
Investor A	4.25%	0.25%	A CDSC of 1.00% may be imposed on
			investments of $1 million or more if
			redeemed within eighteen months

Investor B	None	0.75%	up to 4.00% if redeemed within six years

Investor C	None	1.00%	1.00% if redeemed within one year

Investor C1	None	0.80%	1.00% if redeemed within one year

Institutional	None	None	None

     While a sales charge will not be imposed in connection with the Reorganization, a sales charge will be imposed on future purchases of Investor A shares of the National Fund by shareholders of the Florida Fund, unless the shareholder is eligible for a reduction or waiver.

  The fact that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization the Florida Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  The fact that the asset base of the Florida Fund is not expected to grow from its current level of approximately $94 million as of June 30, 2008, and that the National Fund’s assets have grown consistently over the last few years. The National Fund’s total assets as of June 30, 2008 were approximately $1.7 billion.

  The potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

  The fact that, following the repeal of Florida’s Intangible Personal Property Tax, Florida residents do not receive any additional tax benefit from investing in a Florida municipal fund and would receive the same tax treatment by owning a national municipal bond fund.

     The Multi-State Board concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the Florida Fund and that the interests of the shareholders of the Florida Fund will not be diluted with respect to net asset value as a result of the Reorganization. The National Fund Board concluded that completion of the Reorganization is advisable and in the best interests of the National Fund and that the interests of the shareholders of the National Fund will not be diluted with respect to net asset value as a result of the Reorganization. The determinations were made on the basis of each Trustee’s/Director’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees/Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Florida Fund, the Multi-State Board will consider other alternatives.

     The Multi-State Board recommends that you vote “for” the Reorganization.

Investment Objectives and Principal Investment Strategies

     Investment Objectives. The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income tax. The investment objective of the Florida Fund is “fundamental,” which means it may not be changed without the approval of a majority of the Florida Fund’s shareholders. The investment objective of the National Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the National Fund. The National Fund’s investment objective, however, is a non-fundamental policy and may be changed by the National Fund Board without shareholder approval, upon providing 60 days’ prior notice to shareholders.

     Principal Investment Strategies. The Florida Fund invests primarily in long term, investment grade Florida municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Under normal circumstances, the Florida Fund will invest at least 80% of its assets in Florida municipal bonds. At least 80% of the Florida Fund’s assets will be invested in investment grade securities, which are obligations rated, at the time of purchase, within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently AAA, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). Under normal conditions, the Florida Fund’s weighted average maturity will be more than ten years. The Florida Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the Florida Fund will not invest in bonds that are in default or that Fund management believes will be in default. For temporary periods, the Florida Fund may invest up to 35% of its assets in short-term tax-exempt or taxable money market obligations, although the Florida Fund will not generally invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Florida Fund may invest without limitation in short-term tax-exempt or taxable money market obligations. The Florida Fund may use derivatives, including futures, options, indexed securities, inverse securities and swap agreements for hedging purposes or to seek to enhance returns. The Florida Fund may also invest uninvested cash balances in affiliated money market funds. The Florida Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

     The National Fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the National Fund invests at least 80% of its assets in municipal bonds. This is a fundamental policy of the National Fund and may not be changed without a vote of the majority of the outstanding shares of the National Fund. The National Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The National Fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management does not presently intend to invest more than 35% of the National Fund’s assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody’s) or in unrated municipal bonds that Fund management believes are of comparable quality. These lower-rated obligations are commonly known as “junk bonds.” The 35% limitation on junk bond investments reflects only the present intention of Fund management, and may be changed at any time. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default. The National Fund does not currently contemplate investing more than 25% of its total assets in municipal bonds or municipal notes whose issuers are located in the same state. The National Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. The National Fund may invest up to 20% of its assets on a temporary basis in taxable money market securities that have a maturity of one year or less. As a temporary measure for defensive purposes, the National Fund may invest without limitation in taxable money market securities. The National Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. The National Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes or to enhance income. The National Fund may invest uninvested cash balances in affiliated money market funds.

     The Combined Fund’s principal investment strategies will be those of the National Fund.

     Comparison. The primary investment objectives of the Florida Fund and the National Fund are similar, since both Funds seek tax-exempt income. Each Fund employs different strategies in achieving its objective: the Florida Fund has a policy under which it invests at least 80% of its total assets in Florida municipal bonds, while the National Fund generally has a policy that it will not invest more than 25% of its total assets in bonds whose issuers are located in the same state. The Florida Fund invests at least 80% of its total assets in investment grade securities and up to 20% of its assets in junk bonds, while the National Fund does not presently intend to invest more than 35% of its assets in junk bonds although this intention may be changed at any time. The weighted average maturity of the Florida Fund will be more than ten years, while the National Fund usually invests in bonds that have a maturity of five years or longer. Both Funds do not invest in bonds that are in default. Both Funds may invest up to 20% of their assets in taxable money market securities, and allow such investments without limitation as a temporary measure. Both Funds may engage in derivative transactions, invest uninvested cash in affiliated money market funds, and invest in private activity bonds which could subject shareholders to an alternative minimum tax.

     For additional information on risks, see “Comparison of the Florida Fund and the National Fund — Principal Investment Risks.” For information about the fundamental investment restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

     Assuming shareholders of the Florida Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the Florida Fund will be combined with those of the National Fund and Florida Fund shareholders will receive either Investor A, Investor B, Investor C, Investor C1 or Institutional shares of the National Fund, as described above under “Proposed Reorganization.”

     Fee Table of the Florida Fund, National Fund and the
Pro Forma Combined Fund as of June 30, 2008 (unaudited)

     The fee table below provides information about the fees and expenses attributable to the Investor A, Investor A1, Investor B, Investor C, Investor C1 and Institutional shares of the Florida Fund, the Investor A, Investor B, Investor C, Investor C1 and Institutional shares of the National Fund and, assuming the Reorganization had taken place on June 30, 2008, the estimated pro forma fees and expenses attributable to the Investor A, Investor B, Investor C, Investor C1 and Institutional shares of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of June 30, 2008, see “Other Information — Capitalization.”

	Florida Fund Investor A		National Fund Investor A		Pro Forma Combined Fund Investor A Shares(2)
Shareholder Fees (fees paid directly from a shareholder’s investment)(1):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.25	%(3)	4.25	%(3)	4.25	%(3)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(4)	None	(4)	None	(4)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(5)	0.55%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees(6)	0.25%		0.25%		0.25%
Other Expenses (including transfer agency fees)(7)	0.28%		0.10%		0.09%
Interest Expense(8)	0.32%		0.19%		0.19%
Acquired Fund Fees and Expenses(9)	0.02%		0.01%		0.01%

Total Annual Fund Operating Expenses(5)(8)(9)	1.42%		1.03%		1.02%

	Florida Fund Investor A1		National Fund Investor A		Pro Forma Combined Fund Investor A Shares(2)

Shareholder Fees (fees paid directly from a shareholder’s investment)(1):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.00	%(3)	4.25	%(3)	4.25	%(3)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(4)	None	(4)	None	(4)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(5)	0.55%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees(6)	0.10%		0.25%		0.25%
Other Expenses (including transfer agency fees)(7)	0.29%		0.10%		0.09%
Interest Expense(8)	0.32%		0.19%		0.19%
Acquired Fund Fees and Expenses(9)	0.02%		0.01%		0.01%

Total Annual Fund Operating Expenses(5)(8)(9)	1.28%		1.03%		1.02%

Footnotes begin on page 8.

	Florida Fund Investor B		National Fund Investor B		Pro Forma Combined Fund Investor B Shares(2)

Shareholder Fees (fees paid directly from a shareholder’s investment)(1):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	4.00	%(10)	4.00	%(10)	4.00	%(10)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(5)	0.55%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees(6)	0.50%		0.75%		0.75%
Other Expenses (including transfer agency fees)(7)	0.30%		0.12%		0.11%
Interest Expense(8)	0.32%		0.19%		0.19%
Acquired Fund Fees and Expenses(9)	0.02%		0.01%		0.01%

Total Annual Fund Operating Expenses(5)(8)(9)	1.69%		1.55%		1.54	%(11)

	Florida Fund Investor C		National Fund Investor C		Pro Forma Combined Fund Investor C Shares(2)
Shareholder Fees (fees paid directly from a shareholder’s investment)(1):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00	%(12)	1.00	%(12)	1.00	%(12)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(5)	0.55%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees(6)	1.00%		1.00%		1.00%
Other Expenses (including transfer agency fees)(7)	0.32%		0.15%		0.14%
Interest Expense(8)	0.32%		0.19%		0.19%
Acquired Fund Fees and Expenses(9)	0.02%		0.01%		0.01%

Total Annual Fund Operating Expenses(5)(8)(9)	2.21%		1.83%		1.82%

	Florida Fund Investor C1		National Fund Investor C1		Pro Forma Combined Fund Investor C1 Shares(2)
Shareholder Fees (fees paid directly from a shareholder’s investment)(1):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00	%(12)	1.00	%(12)	1.00	%(12)
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None
Redemption Fee	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(5)	0.55%		0.48%		0.48%
Distribution and/or Service (12b-1) Fees(6)	0.60%		0.80%		0.80%
Other Expenses (including transfer agency fees)(7)	0.29%		0.11%		0.10%
Interest Expense(8)	0.32%		0.19%		0.19%
Acquired Fund Fees and Expenses(9)	0.02%		0.01%		0.01%

Total Annual Fund Operating Expenses(5)(8)(9)	1.78%		1.59%		1.58%

Footnotes begin on page 8.

	Florida Fund Institutional Shares	National Fund Institutional Shares	Pro Forma Combined Fund Institutional Shares(2)
Shareholder Fees (fees paid directly from a shareholder’s investment)(1):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(5)	0.55%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses (including transfer agency fees)(7)	0.31%	0.12%	0.11%
Interest Expense(8)	0.32%	0.19%	0.19%
Acquired Fund Fees and Expenses (9)	0.02%	0.01%	0.01%

Total Annual Fund Operating Expenses(5)(8)(9)	1.20%	0.80%	0.79%

(1)

In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PNC Global Investment Servicing (U.S.) Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the National Fund Prospectus.

(2)	Assumes the Reorganization had taken place on June 30, 2008.

(3)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account — Pricing of Shares” in the National Fund Prospectus.

(4)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within eighteen months (Investor A shares) or within twelve months (Investor A1 shares).

(5)

BlackRock Advisors may waive a portion of each Fund’s advisory fee in connection with each Fund’s investment in an affiliated money market fund. Taking this waiver into account, the Net Total Annual Fund Operating Expenses for each Fund will be:

Class	Florida Fund	National Fund	Pro Forma Combined Fund
Investor A	1.42%	1.02%	1.01%
Investor A1	1.28%	N/A	N/A
Investor B	1.69%	1.54%	1.53%
Investor C	2.21%	1.82%	1.81%
Investor C1	1.78%	1.58%	1.57%
Institutional	1.20%	0.79%	0.78%

(6)

If you hold Investor B, Investor C or Investor C1 shares over time, it may cost you more in distribution and service (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(7)

PNC Global Investment Servicing (U.S.) Inc., an affiliate of BlackRock Advisors, provides transfer agency services to the Funds. The Funds pay a fee for these services. BlackRock Advisors or its affiliates also provide certain accounting services to the Funds. The Funds reimburse BlackRock Advisors or its affiliates for these services.

Footnotes continue on the next page.

(8)

For financial reporting purposes, each Fund is required to report interest expense associated with each Funds’ investments in residual interest bonds (also known as “inverse floaters”) However, the Funds did not actually pay such interest expense. Excluding such interest expense and any waivers/reimbursements, the Total Annual Fund Operating Expenses (including Acquired Fund Fees and Expenses) for each Fund will be:.

Class	Florida Fund	National Fund	Pro Forma Combined Fund
Investor A	1.10%	0.84%	0.83%
Investor A1	0.97%	N/A	N/A
Investor B	1.37%	1.37%	1.36%
Investor C	1.89%	1.64%	1.63%
Investor C1	1.46%	1.41%	1.40%
Institutional	0.88%	0.62%	0.61%

(9)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in each Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

(10)

The deferred sales charge is 4% if Investor B shares are redeemed in less than one year. The deferred sales charge for Investor B shares decreases for redemptions made in subsequent years. After six years there is no deferred sales charge on Investor B shares. (See "How to Choose a Share Class that Best Suits Your Needs — Investor B Shares" in the National Fund Prospectus for the complete schedule of deferred sales charges.) Investor B shares automatically convert to Investor A1 shares (the Florida Fund) or Investor A shares (the National Fund and the Combined Fund) approximately ten years after you buy them and will no longer be subject to distribution fees.

(11)

BlackRock Advisors has made a voluntary commitment to limit net expenses for the Investor B shares of the Combined Fund to 1.34% of average daily net assets (excluding interest expense, acquired fund fees and expenses and certain other fund expenses). BlackRock Advisors may discontinue or reduce this voluntary waiver and/or reimbursement of fees and/or expenses at any time without notice; however, BlackRock Advisors has agreed not to reduce or discontinue these waivers or reimbursements for a period of two years after the closing of the Reorganization, unless approved by the Directors of the Combined Fund, including a majority of the non-interested Directors.

(12)	There is no deferred sales charge on Investor C or Investor C1 shares after one year.

EXAMPLES:

     These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions (including interest expenses as reported in the fee table), an investor’s costs would be:

Expenses if you did redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor A	$563	$855	$1,168	$2,055
National Fund Investor A	$526	$739	$ 969	$1,631
Pro Forma Combined Fund Investor A Shares†	$525	$736	$ 964	$1,620

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor A1	$525	$790	$1,074	$1,883
National Fund Investor A	$526	$739	$ 969	$1,631
Pro Forma Combined Fund Investor A Shares†	$525	$736	$ 964	$1,620

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor B	$572	$833	$1,118	$1,998
National Fund Investor B	$558	$790	$1,045	$1,845
Pro Forma Combined Fund Investor B Shares†	$557	$786	$1,039	$1,834

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor C	$324	$691	$1,185	$2,544
National Fund Investor C	$286	$576	$ 990	$2,148
Pro Forma Combined Fund Investor C Shares†	$285	$573	$ 985	$2,137

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor C1	$281	$560	$ 964	$2,095
National Fund Investor C1	$262	$502	$ 866	$1,889
Pro Forma Combined Fund Investor C1 Shares†	$261	$499	$ 860	$1,878

	1 Year	3 Years	5 Years	10 Years

Florida Fund Institutional Shares	$122	$381	$ 660	$1,455
National Fund Institutional Shares	$ 82	$255	$ 444	$ 990
Pro Forma Combined Fund Institutional Shares†	$ 81	$252	$ 439	$ 978

†	Assumes the Reorganization had taken place on June 30, 2008.

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor A	$563	$855	$1,168	$2,055
National Fund Investor A	$526	$739	$ 969	$1,631
Pro Forma Combined Fund Investor A Shares†	$525	$736	$ 964	$1,620

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor A1	$525	$790	$1,074	$1,883
National Fund Investor A	$526	$739	$ 969	$1,631
Pro Forma Combined Fund Investor A Shares†	$525	$736	$ 964	$1,620

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor B	$172	$533	$ 918	$1,998
National Fund Investor B	$158	$490	$ 845	$1,845
Pro Forma Combined Fund Investor B Shares†	$157	$486	$ 839	$1,834

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor C	$224	$691	$1,185	$2,544
National Fund Investor C	$186	$576	$ 990	$2,148
Pro Forma Combined Fund Investor C Shares†	$185	$573	$ 985	$2,137

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor C1	$181	$560	$ 964	$2,095
National Fund Investor C1	$162	$502	$ 866	$1,889
Pro Forma Combined Fund Investor C1 Shares†	$161	$499	$ 860	$1,878

	1 Year	3 Years	5 Years	10 Years

Florida Fund Institutional Shares	$122	$381	$ 660	$1,455
National Fund Institutional Shares	$ 82	$255	$ 444	$ 990
Pro Forma Combined Fund Institutional Shares†	$ 81	$252	$ 439	$ 978

†	Assumes the Reorganization had taken place on June 30, 2008.

     For financial reporting purposes, each Fund is required to report interest expense associated with the Funds’ investments in residual interest bonds (also known as “inverse floaters”). However, the Funds did not actually pay such interest expense. Excluding such interest expense, your 1, 3, 5 and 10 year expenses if you did/did not redeem your shares would be:

Expenses if you did redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor A	$532	$760	$1,005	$1,708
National Fund Investor A	$507	$682	$ 871	$1,418
Pro Forma Combined Fund Investor A Shares†	$506	$679	$ 866	$1,407

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor A1	$495	$697	$ 915	$1,542
National Fund Investor A	$507	$682	$ 871	$1,418
Pro Forma Combined Fund Investor A Shares†	$506	$679	$ 866	$1,407

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor B	$539	$734	$ 950	$1,646
National Fund Investor B	$539	$734	$ 950	$1,646
Pro Forma Combined Fund Investor B Shares†	$538	$731	$ 945	$1,635

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor C	$292	$594	$1,021	$2,212
National Fund Investor C	$267	$517	$ 892	$1,944
Pro Forma Combined Fund Investor C Shares†	$266	$514	$ 887	$1,933

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor C1	$249	$462	$ 797	$1,746
National Fund Investor C1	$244	$446	$ 771	$1,691
Pro Forma Combined Fund Investor C1 Shares†	$243	$443	$ 766	$1,680

	1 Year	3 Years	5 Years	10 Years

Florida Fund Institutional Shares	$ 90	$281	$ 488	$1,084
National Fund Institutional Shares	$ 63	$199	$ 346	$ 774
Pro Forma Combined Fund Institutional Shares†	$ 62	$195	$ 340	$ 762

†	Assumes the Reorganization had taken place on June 30, 2008.

Expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor A	$532	$760	$1,005	$1,708
National Fund Investor A	$507	$682	$ 871	$1,418
Pro Forma Combined Fund Investor A Shares†	$506	$679	$ 866	$1,407

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor A1	$495	$697	$ 915	$1,542
National Fund Investor A	$507	$682	$ 871	$1,418
Pro Forma Combined Fund Investor A Shares†	$506	$679	$ 866	$1,407

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor B	$139	$434	$ 750	$1,646
National Fund Investor B	$139	$434	$ 750	$1,646
Pro Forma Combined Fund Investor B Shares†	$138	$431	$ 745	$1,635

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor C	$192	$594	$1,021	$2,212
National Fund Investor C	$167	$517	$ 892	$1,944
Pro Forma Combined Fund Investor C Shares†	$166	$514	$ 887	$1,933

	1 Year	3 Years	5 Years	10 Years

Florida Fund Investor C1	$149	$462	$ 797	$1,746
National Fund Investor C1	$144	$446	$ 771	$1,691
Pro Forma Combined Fund Investor C1 Shares†	$143	$443	$ 766	$1,680

	1 Year	3 Years	5 Years	10 Years

Florida Fund Institutional Shares	$ 90	$281	$ 488	$1,084
National Fund Institutional Shares	$ 63	$199	$ 346	$ 774
Pro Forma Combined Fund Institutional Shares†	$ 62	$195	$ 340	$ 762

†	Assumes the Reorganization had taken place on June 30, 2008.

Federal Tax Consequences

     The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the Florida Fund, the National Fund, nor their respective shareholders will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Florida Fund and the National Fund will receive an opinion from Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Funds, to that effect. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

     If any of the portfolio assets of the Florida Fund are sold (or deemed sold by reason of marking to market of certain assets upon the termination of the Florida Fund’s taxable year) by the Florida Fund in connection with the Reorganization, the tax impact of such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Florida Fund’s basis in such assets. Any gains will be distributed to the Florida Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale (or deemed sale), and such distributions will be taxable to shareholders.

     At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Florida Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

     The policies of the Florida Fund and the National Fund regarding the purchase, exchange, redemption and valuation of shares are identical. The Funds publicly offer their shares on a continuous basis. Investor A, Investor C and Institutional shares of the Funds can be purchased or redeemed through orders placed with their distributor, BII, or the shareholders’ intermediaries. (Investor A1, Investor B and Investor C1 shares are offered on a very limited basis.) Shareholders of the Funds may purchase or redeem their shares at the net asset value (or “NAV”), which is computed as of the close of trading on the New York Stock Exchange (“NYSE”) on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share. Investments in Investor A and Investor C shares generally can be made by a minimum purchase amount of $1,000. Institutional shares may be purchased by the following: (i) investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums; (ii) institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund’s transfer agent; (iii) certain qualified retirement plans; (iv) investors in selected fee based programs; (v) registered investment advisers with a minimum investment of $250,000; (vi) trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (a) act in a fiduciary capacity (excluding participant directed employee benefit plans), (b) otherwise have investment discretion, or (c) act as custodian for at least $2 million in assets; (vii) unaffiliated banks, thrifts or trust companies that have agreements with BII; (viii) holders of certain Merrill Lynch & Co., Inc. (“Merrill Lynch”) sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and (ix) employees and directors/trustees of BlackRock, BlackRock Funds, Merrill Lynch, PNC or their affiliates. Investor A and Investor A1 shares are purchased at NAV, and adjusted for the applicable sales charge. Institutional shares are redeemed at NAV, while Investor A, Investor A1, Investor B, Investor C and Investor C1 shares are redeemed at NAV, and adjusted for any applicable deferred sales charges. Investor A shares of the Florida Fund do not have a CDSC, except there is a CDSC of 0.50% for redemption of an investment of $1 million or more and the redemption is made 18 months after the investments. Investor A shares of the National Fund do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more and the redemption is made 18 months after the investment. Investor A1 shares do not have a CDSC, except there is a CDSC of 0.50% for redemption of an investment of $1 million or more within twelve months of purchase. Investor B shares have a CDSC of up to 4.00% if shares are redeemed within six years. Investor C and Investor C1 shares have a CDSC of 1.00% if shares are redeemed within one year.

     The Funds do not charge redemption fees. Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors. There is a minimum required amount for exchanges of Investor A and Investor C shares of $1,000 and none for Institutional shares. Shares are exchanged at the respective net asset values. Accounts with Investor A or Investor C shares of less than $500, as a result of withdrawals, can be closed, while accounts with Institutional shares can be closed for failure to keep the minimum required initial investment.

Principal Investment Risks

     Because of their similar investment policies, many of the primary risks associated with an investment in the National Fund are similar to those associated with an investment in the Florida Fund. Such primary investment risks for both Funds include market risk and selection risk, credit risk, interest rate risk, call and redemption risk, general obligation bonds risk, revenue bonds risk, moral obligation bonds risk, municipal notes risk and municipal lease obligations risk. Other primary investment risks for the Florida Fund include state specific risk and non-diversification risk. The other primary risks for the National Fund are private activity bonds risk, leverage risk, liquidity risk and junk bonds risk. See “Summary — Principal Investment Risks.”

     You will find additional descriptions of specific risks in the prospectuses and statements of additional information for the Florida Fund and the National Fund.

     There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Florida Fund shareholders could lose money. As with any Fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

COMPARISON OF THE FLORIDA FUND
AND THE NATIONAL FUND

Investment Objectives and Principal Investment Strategies

     Florida Fund. The investment objective of the Florida Fund is to provide shareholders with income exempt from Federal income tax. The investment objective of the Florida Fund is “fundamental,” which means it may not be changed without the approval of a majority of the Florida Fund’s shareholders.

     The Florida Fund invests primarily in long term, investment grade Florida municipal bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in Florida or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, the Florida Fund will invest at least 80% of its assets in Florida municipal bonds. The Florida Fund may invest in either fixed rate or variable rate obligations. At least 80% of the Florida Fund’s assets will be invested in investment grade securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s, S&P or Fitch. If unrated, such securities will possess creditworthiness comparable, in the opinion of Fund management, to other obligations in which the Florida Fund may invest. Under normal conditions, the Florida Fund’s weighted average maturity will be more than ten years. Fund management considers a variety of factors when choosing investments, such as: credit quality of issuers (based on bond ratings and other factors including economic and financial conditions), yield analysis (taking in account factors such as the different yields available on different types of obligations and the shape of the yield curve — longer term obligations typically have higher yields), and maturity analysis (the weighted average maturity of the portfolio will be maintained with a desirable range as determined from time to time — factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve). In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

     The Florida Fund may invest up to 20% of its assets in high yield bonds (also known as “junk” bonds); however, the Florida Fund will not invest in bonds that are in default or that Fund management believes will be in default. For temporary periods, the Florida Fund may invest up to 35% of its assets in short-term tax-exempt or taxable money market obligations, although the Florida Fund will not generally invest more than 20% of its net assets in taxable money market obligations. As a temporary measure for defensive purposes, the Florida Fund may invest without limitation in short-term tax-exempt or taxable money market obligations. These short-term investments may limit the potential for the Florida Fund to achieve its objective. The Florida Fund may use derivatives, including futures, options, indexed securities, inverse securities and swap agreements for hedging purposes or to seek to enhance returns. The Florida Fund may also invest uninvested cash balances in affiliated money market funds. The Florida Fund’s investments may include private activity bonds that may subject certain shareholders to a Federal alternative minimum tax.

     The Florida Fund may also invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests in variable rate tax-exempt obligations held by a financial institution (“Participating VRDOs”). The Florida Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Florida Fund nevertheless believes such securities pay interest that is excludable from gross income for Federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term municipal bonds or Florida municipal bonds. Non-Municipal Tax-exempt Securities also may include securities issued by other investment companies that invest in municipal bonds or Florida municipal bonds, to the extent such investments are permitted by the Investment Company Act.

     National Fund. The investment objective of the National Fund is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the National Fund. The National Fund’s investment objective, however, is a non-fundamental policy and may be changed by the National Fund Board without shareholder approval.

     The National Fund invests primarily in a diversified portfolio of municipal bonds. Under normal circumstances, the National Fund invests at least 80% of its assets in municipal bonds. Municipal bonds may be obligations of a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds also include short-term tax-exempt obligations like municipal notes and variable rate demand obligations. Fund management considers a variety of factors when choosing investments, such as: credit quality of issuers (based on bond ratings and other factors including economic and financial conditions), yield analysis (taking in account factors such as the different yields available on different types of obligations and the shape of the yield curve — longer term obligations typically have higher yields), and maturity analysis (the weighted average maturity of the portfolio will be maintained with a desirable range as determined from time to time — factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve). In addition, Fund management considers the availability of features that protect against an early call of a bond by the issuer.

     The National Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The National Fund will usually invest in municipal bonds that have a maturity of five years or longer. Fund management will choose municipal bond investments that it believes offer a relatively high potential for total return relative to their total risk. Although the National Fund’s investment policies are not governed by specific rating categories, Fund management does not presently intend to invest more than 35% of the National Fund’s assets in municipal bonds rated below investment grade (below BBB by S&P or Fitch, or below Baa by Moody’s) or in unrated municipal bonds that Fund management believes are of comparable quality. These lower-rated obligations are commonly known as “junk bonds.” The 35% limitation on junk bond investments reflects only the present intention of Fund management, and may be changed at any time. Therefore, it is possible that the National Fund could invest up to 100% of its assets in junk bonds. The National Fund will not invest in municipal bonds rated in the lowest rating categories (CC or lower by S&P or Fitch, or Ca or lower by Moody’s) unless Fund management believes those ratings do not accurately reflect the financial condition of the issuer or other factors affecting the creditworthiness of the bonds. Fund management does not presently intend to invest in municipal bonds that are in default or that it believes will be in default. The National Fund does not currently contemplate investing more than 25% of its total assets in municipal bonds or municipal notes whose issuers are located in the same state.

     The National Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax. The National Fund may invest up to 20% of its assets on a temporary basis in taxable money market securities that have a maturity of one year or less. The National Fund may make these investments for liquidity purposes or as a temporary investment pending an investment in municipal bonds. As a temporary measure for defensive purposes, the National Fund may invest without limitation in taxable money market securities. These investments may prevent the National Fund from meeting its investment objective. Investments in taxable money market securities as well as some of the derivatives discussed below may cause the National Fund to have taxable investment income. The National Fund may also realize capital gains on the sale of its municipal bonds (and other securities it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds. The National Fund is permitted to engage in transactions in certain derivatives, such as financial futures contracts and options thereon, for hedging purposes. The National Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index such as the Lehman Brothers Municipal Bond Index. The National Fund may invest uninvested cash balances in affiliated money market funds.

     The National Fund may also invest in VRDOs and Participating VRDOs. The National Fund also may invest in Non-Municipal Tax-Exempt Securities. Non-Municipal Tax-exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term municipal bonds. Non-Municipal Tax-exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act.

     Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the National Fund.

Main Differences in Investment Strategies

     The primary investment objectives of the Florida Fund and the National Fund are similar, since both Funds seek tax-exempt income. Each Fund employs different strategies in achieving its objective: the Florida Fund has a policy under which it invests at least 80% of its total assets in Florida municipal bonds, while the National Fund generally has a policy that it will not invest more than 25% of its total assets in bonds whose issuers are located in the same state. The Florida Fund invests at least 80% of its total assets in investment grade securities and up to 20% of its assets in junk bonds, while the National Fund does not presently intend to invest more than 35% of its assets in junk bonds although this intention may be changed at any time. The weighted average maturity of the Florida Fund will be more than ten years, while the National Fund usually invests in bonds that have a maturity of five years or longer. Both Funds use a similar process to select fixed income securities and do not intend to invest in bonds that are in default. Both Funds may invest up to 20% of their assets in taxable money market securities, and allow such investments without limitation as a temporary measure. Both Funds may engage in derivative transactions, invest uninvested cash in affiliated money market funds, and invest in private activity bonds which could subject shareholders to an alternative minimum tax.

Fundamental Investment Restrictions

     The fundamental investment restrictions of the Florida Fund and the National Fund are listed in Appendix A and cannot be changed without shareholder approval. Both Funds have identical restrictions on investing more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies and instrumentalities), the Funds also except obligations of any state, territory or possession of the U.S. or any of their authorities, instrumentalities or political subdivisions. Each Fund does not allow investments for the purpose of exercising control or management, purchasing and selling real estate, making loans to other persons, issuing senior securities, acting as an underwriter of securities, or purchasing and selling commodities and commodity contracts or making loans. Neither Fund can borrow money, except the Funds may borrow from banks up to 33 1/3% (and borrow an additional 5% for temporary purposes) of its total assets. The National Fund has an additional fundamental investment restriction prohibiting the Fund from making any investment which would be inconsistent with its status as a diversified investment company.

Risks of the Funds

     The main risks of investing in both Funds are market risk and selection risk, credit risk, interest rate risk, call and redemption risk, general obligation bonds risk, revenue bonds risk, municipal notes risk and municipal lease obligations risk. In addition, the Florida Fund has the following main risks: state specific risk and non-diversification risk. In addition, the National Fund has the following main risks: private activity bonds risk, leverage risk, liquidity risk and junk bond risk.

     The following are the main risks involved in an investment in both Funds:

     Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities or other instruments that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

     Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

     Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

     Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

     General Obligation Bonds Risk — The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

     Revenue Bonds Risk — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility or class of facilities, or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities or the amount of revenues derived from another revenue source.

     Moral Obligation Bonds Risk — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

     Municipal Notes Risk — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

     Municipal Lease Obligations Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

The following are additional main risks involved in an investment in the Florida Fund:

     State Specific Risk — The Florida Fund will invest primarily in municipal securities issued by or on behalf of the State of Florida. As a result, the Florida Fund is more exposed to risks affecting issuers of Florida municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to Florida. Management does not believe that the current economic conditions of Florida will adversely affect the Florida Fund’s ability to invest in high quality Florida municipal securities.

     Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The structure of personal income in Florida is also different from the rest of the nation in that Florida has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.) that can be affected by Federal legislation. Florida’s economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. The hurricanes that struck Florida during the 2004 and 2005 hurricane seasons, including the related mass evacuations of coastal areas and the resulting declaration of a Presidential Disaster Area encompassing 45 of the State’s 67 counties, could significantly adversely affect the State’s economic outlook. Because Florida is highly dependent upon tourism and other related industries, any future terrorist threats or attacks are likely to adversely affect Florida’s economy. The Florida Constitution also may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions. As of November 14, 2007, Florida’s general obligation bonds were rated Aa1 by Moody’s Investor Services, Inc., AAA by Standard & Poor’s and AA+ by Fitch Ratings.

     Non-Diversification Risk — The Florida Fund is a non-diversified fund. Because the Florida Fund may invest in securities of a smaller number of issuers, the Florida Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Florida Fund’s performance.

The following are additional main risks involved in an investment in the National Fund:

     Private Activity Bonds Risk — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the National Fund may not receive any income or get its money back from the investment.

     Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the National Fund management team will segregate liquid assets on the books of the National Fund or otherwise cover the transactions. The use of leverage may cause the National Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the National Fund’s portfolio will be magnified when the National Fund uses leverage.

     Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The National Fund’s investments in illiquid securities may reduce the returns of the National Fund because it may be difficult to sell the illiquid securities at an advantageous time or price.

     Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the National Fund. The major risks in junk bond investments include:

  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the National Fund before it matures. If the issuer redeems junk bonds, the National Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the National Fund’s securities than is the case with securities trading in a more liquid market.

  The National Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

  The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Performance History

     The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years or the life of the Fund, if shorter, and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the Florida Fund, please refer to the Florida Fund Prospectus and the Florida Fund Annual Report. For more information concerning the performance of the National Fund, please refer to the National Fund Prospectus, the National Fund Annual Report and the National Fund Semi-Annual Report. Management’s discussion of Fund performance for the National Fund is incorporated by reference from the National Fund Annual Report. The returns for the National Fund would have been lower if BlackRock Advisors and its affiliates had not waived or reimbursed certain expenses during these periods.

     Calendar Year Total Returns, as of 12/31 each year for
Investor A Shares of the BlackRock National Municipal Fund

Best Quarter: 4.53% (4th Quarter 2000)
Worst Quarter: –2.42% (3rd Quarter 1999)
Year to Date Return as of September 30, 2008: –4.42%

     BlackRock National Municipal Fund
Average Annual Total Return
For The Period Ended December 31, 2007

	One Year	Five Years	Ten Years
National Fund — Investor A
Return Before Taxes(a)	–2.97%	3.56%	4.23%
Return After Taxes on Distributions(a)	–2.97%	3.56%	4.23%
Return After Taxes on Distributions and
Sale of Fund Shares (a)	–0.44%	3.73%	4.32%
National Fund — Investor B (e)
Return Before Taxes(a)	–3.06%	3.60%	4.15%
National Fund — Investor C(b)
Return Before Taxes(a)	–0.43%	3.66%	3.89%
National Fund — Investor C1(f)
Return Before Taxes(a)	–0.20%	3.87%	4.10%
National Fund — Institutional(c)
Return Before Taxes(a)	1.57%	4.70%	4.93%
Lehman Brothers Municipal Bond Index(d)	3.36%	4.30%	5.18%

(a)	Includes all applicable fees and sales charges.

(b)

Prior to the Investor C inception date of October 2, 2006, the returns for Investor C shares are based on the performance of the Fund’s Institutional shares adjusted to reflect the distribution and service (12b-1) fees applicable to Investor C shares.

(c)

The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.

(d)

This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. Performance does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

(e)

As of October 2, 2006, Investor B shares generally are no longer available for purchase but continue to be available for exchanges and for dividend and capital gain reinvestment for existing shareholders.

(f)	As of October 2, 2006, Investor C1 shares generally are no longer available for purchase or exchanges but continue to be available for dividend and capital gain reinvestment for existing shareholders.

     Calendar Year Total Returns, as of 12/31 each year for
Institutional Shares of the BlackRock Florida Municipal Bond Fund

Best Quarter: 4.61% (4th Quarter 2000)
Worst Quarter: –2.42% (3rd Quarter 1999)
Year to Date Return as of September 30, 2008: –4.87%

BlackRock Florida Municipal Bond Fund
Average Annual Total Return
For The Period Ended December 31, 2007

	One Year	Five Years	Ten Years
Florida Fund — Investor A(b)
Return Before Taxes(a)	–3.85%	3.05%	3.89%
Florida Fund — Investor A1(e)
Return Before Taxes(a)	–3.55%	3.26%	4.08%
Florida Fund — Investor B(f)
Return Before Taxes(a)	–3.78%	3.35%	4.08%
Florida Fund — Investor C(b)
Return Before Taxes(a)	–1.51%	3.15%	3.56%
Florida Fund — Investor C1(e)
Return Before Taxes(a)	–0.99%	3.59%	3.98%
Florida Fund — Institutional(c)
Return Before Taxes(a)	0.56%	4.21%	4.60%
Return After Taxes on Distributions(a)	0.56%	4.21%	4.60%
Return After Taxes on Distributions and
Sale of Fund Shares(a)	1.90%	4.30%	4.65%
Lehman Brothers Municipal Bond Index(d)	3.36%	4.30%	5.18%

(a)	Includes all applicable fees and sales charges.

(b)

Prior to the Investor A and Investor C inception date of October 2, 2006, the returns for Investor A and Investor C shares are based on the performance of the Fund’s Institutional shares adjusted to reflect the distribution and service (12b-1) fees applicable to Investor A and Investor C shares.

(c)

The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.

(d)

This unmanaged index consists of long term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

(e)	Investor A1 and Investor C1 shares are no longer available for purchase except for dividend and capital gain reinvestment for existing shareholders.

(f)	Investor B shares are no longer available for purchase except for exchanges and for dividend and capital gain reinvestment for existing shareholders.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     The accounting survivor of the Reorganization will be the National Fund. As such, the Combined Fund will continue the performance history of the National Fund after the closing of the Reorganization.

Management of the Funds

     BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each of the Florida Fund’s and the National Fund’s investments and their business operations subject to the oversight of the Multi-State Board and the National Fund Board, respectively. While BlackRock Advisors is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc.

     The Multi-State Trust on behalf of the Florida Fund has entered into a management agreement (the “Florida Management Agreement”) with BlackRock Advisors pursuant to which the Fund pays BlackRock Advisors a management fee at the following maximum annual rates:

Aggregate average daily net assets of the Fund	Management Fee Rate
First $500 million	0.55%
$500 million – $1 billion	0.525%
Greater than $1 billion	0.50%

     The Corporation on behalf of the National Fund has entered into a management agreement (the “National Management Agreement,” and, collectively with the Florida Management Agreement, the “Management Agreements”) with BlackRock Advisors. BlackRock Advisors receives a management fee under the National Management Agreement at annual rates that decrease as the total assets of the National Fund and two other funds (BlackRock Municipal Insured Fund and BlackRock Short-Term Municipal Fund) increase above certain levels. The fee rates are applied to the average daily net assets of the National Fund, with the reduced rates applicable to portions of the assets of the National Fund to the extent that the aggregate average daily net assets of the three combined funds exceeds the applicable breakpoints. The maximum annual management fee (as a percentage of average daily net assets) is as follows:

Aggregate average daily net assets of the three combined funds	Management Fee Rate
First $250 million	0.50%
Greater than $250 million	0.475%

     If the shareholders of the Florida Fund approve the Reorganization, BlackRock Advisors will manage the Combined Fund as investment manager, pursuant to the National Management Agreement, the major elements of which are described herein.

Florida Fund Portfolio Managers

Portfolio Manager	Primary Role	Since

Robert D. Sneeden	Responsible for the day-to-day management of the	1998
	Fund’s portfolio, which includes setting the
	Fund’s overall investment strategy, overseeing
	the management of the Fund and/or selection of
	its investments

Theodore R. Jaeckel, Jr.	Responsible for the day-to-day management of the	2006
	Fund’s portfolio, which includes setting the
	Fund’s overall investment strategy, overseeing
	the management of the Fund and/or selection of
	its investments

Walter O’Connor	Responsible for the day-to-day management of the	2006
	Fund’s portfolio, which includes setting the
	Fund’s overall investment strategy, overseeing
	the management of the Fund and/or selection of
	its investments

National Fund Portfolio Managers

Portfolio Manager	Primary Role	Since

Theodore R. Jaeckel, Jr.	Responsible for the day-to-day management of the	2006
	Fund’s portfolio including setting the Fund’s
	overall investment strategy and overseeing the
	management of the Fund

Walter O’Connor	Responsible for the day-to-day management of the	1996
	Fund’s portfolio including setting the Fund’s
	overall investment strategy and overseeing the
	management of the Fund

Combined Fund Portfolio Managers

Portfolio Manager	Primary Role

Theodore R. Jaeckel, Jr.	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund

Walter O’Connor	Responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund

     Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991. Mr. O’Connor joined BlackRock in 2006. Prior to joining BlackRock he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991. Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or MLIM since 1994.

     The Management Agreements generally provide that, subject to the oversight of the Multi-State Board and the National Fund Board, as applicable, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Funds’ assets,

(b) supervise continuously the investment of the Funds, (c) arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Funds; and (d) provide investment research to the Funds. BlackRock Advisors will provide the services in accordance with the Funds’ investment objectives, policies and restrictions as stated in their registration statements and the resolutions of the Multi-State Board and the National Fund Board, as applicable.

     Under the Management Agreements, BlackRock Advisors will comply with (i) the provisions of the Investment Company Act and the Advisers Act and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of the Funds’ organizational documents as such are amended from time to time. BlackRock Advisors will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock Advisors will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency.

     The Management Agreements provide that BlackRock Advisors may, to the extent permitted by applicable law, appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds.

     Under the Management Agreements, BlackRock Advisors is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreements. Under the Management Agreements, BlackRock Advisors is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreements are terminable as to the Funds by vote of the Multi-State Board or the National Fund Board, as applicable, or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days’ written notice to BlackRock Advisors. BlackRock Advisors may also terminate its advisory relationship with respect to a Fund on 60 days’ written notice to such Fund. Finally, BlackRock Advisors is liable for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

     Sub-Adviser. BlackRock Advisors has sub-advisory agreements with the Sub-Adviser (“Sub-Advisory Agreements”), an affiliate of BlackRock Advisors. The Sub-Adviser is responsible for the day-to-day management of the Funds’ portfolios. The Sub-Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. The sub-advisory fee is paid by BlackRock Advisors to the Sub-Adviser out of its advisory fee and is not paid by the Funds. If the shareholders of the Florida Fund approve the Reorganization, the Sub-Adviser will act as the sub-adviser for the Combined Fund pursuant to the National Fund’s Sub-Advisory Agreement, the major elements of which are described herein.

     The Sub-Adviser will supervise the day-to-day operations of the Funds and perform the following services: (i) act as investment adviser for and manage the investment and reinvestment of those assets of the Funds as BlackRock Advisors may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Funds; (ii) arrange for the purchase and sale of securities of the Funds; (iii) provide investment research and credit analysis concerning the Funds’ investments; (iv) assist BlackRock Advisors in determining what portion of the Funds’ assets will be invested in cash, cash equivalents and money market instruments; (v) place orders for all purchases and sales of the investments made for the Funds; and (vi) maintain the books and records as are required to support the Funds’ operations (in conjunction with record-keeping and accounting functions performed by BlackRock Advisors).

     Under the Sub-Advisory Agreements, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds or BlackRock Advisors in connection with the performance of the Sub-Advisory Agreements. Under the Sub-Advisory Agreements, the Sub-Adviser is liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Sub-Advisory Agreements are terminable as to the Funds by vote of the Multi-State Board or the National Fund Board, as applicable, or by the holders of a majority of the outstanding voting securities of the Funds, at any time without penalty, on 60 days’ written notice to the Sub-Adviser.

The Sub-Adviser may also terminate its sub-advisory relationship with respect to a Fund on 60 days’ written notice to such Fund.

     A discussion of the Multi-State Board’s approval of the Florida Management Agreement and the Sub-Advisory Agreement with respect to the Florida Fund is included in the Florida Fund’s semi-annual shareholder report for the fiscal period ended January 31, 2007. A discussion of the National Fund Board’s approval of the National Management Agreement and the Sub-Advisory Agreement with respect to the National Fund is included in the National Fund’s annual shareholder report for the fiscal year ended June 30, 2008.

Other Service Providers

     State Street Bank and Trust Company (“State Street”), located at 500 College Road East, Princeton, New Jersey 08540, serves as the Funds’ accounting agent. State Street, located at 1776 Heritage Drive, John Adams Building, North Quincy, Massachusetts 02171, serves as the Florida Fund’s custodian. The Bank of New York Mellon (“BNY”), located at 100 Church Street, New York, New York 10007, serves as the National Fund’s custodian. PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”), located at P.O. Box 9819, Providence, Rhode Island 02940-8019, acts as the Funds’ transfer agent. Deloitte & Touche LLP, located at 750 College Road East, Princeton, NJ 08540 is the independent registered public accounting firm for the Funds. BlackRock Investments, Inc., 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock Advisors, acts as the Funds’ distributor.

     Combined Fund. Following the Reorganization, the National Fund’s current service providers will serve the Combined Fund.

Distribution and Service Fees

     Florida Fund. Investor A shares have an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor A shares and do not pay any distribution fees. Investor A1 shares have an annual service fee of 0.10% of the Fund’s average daily net assets attributable to Investor A1 shares and do not pay any distribution fees. Investor B shares have an annual distribution fee of 0.25% of the Fund’s average daily net assets attributable to Investor B shares and an annual service fee of 0.25% of the Fund’s average daily not assets attributable to Investor B shares. Investor C shares have an annual distribution fee of 0.75% of the Fund’s average daily net assets attributable to Investor C shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor C shares. Investor C1 shares have an annual distribution fee of 0.35% of the Fund’s daily net assets attributable to Investor C1 shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor C1 shares. Institutional shares do not pay any distribution or service fees.

     National Fund. Investor A shares have an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor A shares and do not pay any distribution fees. Investor B shares have an annual distribution fee of 0.50% of the Fund’s average daily net assets attributable to Investor B shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor B shares. Investor C shares have an annual distribution fee of 0.75% of the Fund’s average daily net assets attributable to Investor C shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor C shares. Investor C1 shares have an annual distribution fee of 0.55% of the Fund’s daily net assets attributable to Investor C1 shares and an annual service fee of 0.25% of the Fund’s average daily net assets attributable to Investor C1 shares. Institutional shares do not pay any distribution or service fees.

     Combined Fund. Following the Reorganization, the National Fund distribution and service fees will be applied to investors.

Purchase, Exchange, Redemption and Valuation of Shares

     Shareholders should refer to the National Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases,

exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the National Fund, which policies and procedures will be used by the Combined Fund.

     Purchasing Shares. The National Fund offers its shares to the public on a continuous basis. Investor A, Investor C and Institutional shares may be purchased through orders placed with its distributor, BII, or the shareholders’ intermediaries. Shareholders of the National Fund may purchase their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share. Investments in Investor A or Investor C shares generally can be made by a minimum purchase amount of $1,000. Institutional shares may be purchased by the following: (i) investors who currently own Institutional shares of the Fund may make additional purchases of Institutional shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums; (ii) institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund’s transfer agent; (iii) certain qualified retirement plans; (iv) investors in selected fee based programs; (v) registered investment advisers with a minimum investment of $250,000; (vi) trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (a) act in a fiduciary capacity (excluding participant directed employee benefit plans), (b) otherwise have investment discretion, or (c) act as custodian for at least $2 million in assets; (vii) unaffiliated banks, thrifts or trust companies that have agreements with BII; (viii) holders of certain Merrill Lynch sponsored UITs who reinvest dividends received from such UITs in shares of the Fund; and (ix) employees and directors/trustees of BlackRock, BlackRock funds, Merrill Lynch, PNC or their affiliates. Investor A shares are purchased at NAV, and adjusted for the applicable sales charges, while Investor B, Investor C, Investor C1 and Institutional shares are purchased at NAV.

     Exchanging Shares. National Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors. Investor A1 and Investor C1 shareholders of the Florida Fund may only exchange for Investor A or Investor C shares, respectively, of another fund. There is a minimum required amount for exchanges of National Fund Investor A or Investor C shares of $1,000 and none for Institutional shares. Shares are exchanged at NAV.

     Redeeming Shares. The National Fund does not charge a redemption fee. Institutional shares are redeemed at NAV, while Investor A, Investor B, Investor C and Investor C1 shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A shares do not have a CDSC, except there is a CDSC of 1.00% for redemption of an investment of $1 million or more and the redemption is made 18 months after the investment. Investor B shares have a CDSC of up to 4.00% for redemption of an investment within six years after the investment. Investor C and Investor C1 shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor C and Institutional shares may be redeemed through orders placed with its distributor, BII, or the shareholders’ intermediaries. Shareholders of the National Fund may redeem their shares at NAV, which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

     Valuation of Shares. Following the Reorganization, net asset value will be determined in a manner consistent with the National Fund’s valuation procedures, as described below.

     Florida Fund and National Fund. When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Funds calculate the net asset value of each class of their shares (generally by using market quotations) each day the NYSE is open, as of the close of business on the NYSE based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

     Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses.

     The Funds generally value their portfolio securities using market prices provided by an independent pricing service pursuant to a policy approved by the Multi-State Board or the National Fund Board, as applicable. If market quotations are not readily available or, in BlackRock Advisors’ judgment, they do not accurately reflect fair value for a security, that security will be valued by another method that the Multi-State Board or the National Fund Board, as applicable, believes more accurately reflects the fair value. The Multi-State Board and the National Fund Board have adopted valuation procedures for the Funds and have delegated the day-to-day responsibility for fair value determinations to BlackRock Advisors’ Valuation Committee. Fair value determinations may be made by the Funds’ independent pricing service using a matrix pricing system or by the Valuation Committee after consideration of the material factors that may affect the value of a particular security. Fair value determinations by BlackRock Advisors that affect the Funds’ net asset value are subject to review, approval or ratification, as appropriate, by the Multi-State Board or the National Fund Board, as applicable. The Funds’ use of fair value pricing is designed to ensure that the Funds’ net asset values reflects the values of their underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

     The Funds may accept orders from certain authorized financial intermediaries or their designees. The Funds will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Funds after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

     Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

     Combined Fund. The Combined Fund’s valuation policies will be those of the National Fund, which are identical to those of the Florida Fund.

Distributions

     The National Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. The Florida Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually.

Market Timing

     The following discussion describes the market timing policies of the National Fund, which policies also will apply to the Combined Fund.

     The Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of the Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. Short-term or excessive trading may cause the Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Corporation has adopted certain policies and procedures, which have been reviewed and approved by the National Fund Board, designed to deter such short-term or excessive trading. Shareholders may not exchange their shares of the Fund for shares of another mutual fund advised by BlackRock Advisors or its affiliates unless they have held the shares to be used in the exchange for at least fifteen days. The Fund will reject purchase orders from investors who have previously purchased and sold shares of the Fund within a fifteen day period. In addition, the Fund will reject purchase orders, including exchanges that fall both within and outside the fifteen day holding period, from market timers or other investors if Fund management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Fund. For these purposes, Fund management considers an investor’s trading history in the Fund or other funds advised by BlackRock Advisors or its affiliates, and accounts under common ownership or control. Each National Fund distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Fund’s transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the distributors in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds’ shares through such accounts.

     The Fund applies these policies to all shareholders. However, Fund management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Fund and so makes no representation that all such orders can or will be rejected.

FINANCIAL HIGHLIGHTS

     The financial highlights for the Investor A, Investor B, Investor C, Investor C1 and Institutional shares of the National Fund that are contained in the National Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from financial statements audited by Deloitte & Touche LLP.

INFORMATION ABOUT THE REORGANIZATION

General

     Under the Reorganization Agreement, the Florida Fund will transfer substantially all of its assets and certain stated liabilities to the National Fund in exchange for Investor A, Investor B, Investor C, Investor C1 and Institutional shares of the National Fund. For more details about the Reorganization Agreement, see Appendix B — “Form of Agreement and Plan of Reorganization.” The shares of the National Fund issued to the Florida Fund will have an aggregate net asset value equal to the aggregate net asset value of the Florida Fund’s shares outstanding as of the close of trading on the NYSE on the business day prior to the Closing Date (as defined in Appendix B) of the Reorganization (the “Valuation Time”). Upon receipt by the Florida Fund of the shares of the National Fund, the Florida Fund will distribute the Investor A, Investor B, Investor C, Investor C1 and Institutional shares to its shareholders and be terminated, dissolved and liquidated as a series of a Massachusetts business trust under Massachusetts state law.

     The distribution of National Fund shares to Florida Fund shareholders will be accomplished by opening new accounts on the books of the National Fund in the names of the Florida Fund shareholders and transferring to those shareholder accounts the shares of the National Fund. Such newly-opened accounts on the books of the National Fund will represent the respective pro rata number of Investor A, Investor B, Investor C, Investor C1 or Institutional shares of the National Fund that the Florida Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

     Accordingly, as a result of the Reorganization, each Florida Fund shareholder will own Investor A, Investor B, Investor C, Investor C1 or Institutional shares of the National Fund, as indicated in the table below. Florida Fund shareholders will receive shares of the National Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Florida Fund that you own immediately prior to the Reorganization.

Florida Fund shares	National Fund shares
Investor A	Investor A
Investor A1	Investor A
Investor B	Investor B
Investor C	Investor C
Investor C1	Investor C1
Institutional	Institutional

     No sales charge or fee of any kind will be assessed to the Florida Fund shareholders in connection with their receipt of shares of the National Fund in the Reorganization.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, on the Closing Date the Florida Fund will transfer to the National Fund all of its assets in exchange solely for shares of the National Fund. The net asset value of the Investor A, Investor B, Investor C, Investor C1 and Institutional shares issued by the National Fund will be equal to the value of the assets of the Florida Fund transferred to the National Fund as of the Closing Date, as determined in accordance with the National Fund’s valuation procedures, net of the assumption by the National Fund of certain stated liabilities of the Florida Fund provided for in an agreed-upon schedule prior to the Closing Date. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, the Florida Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income, net capital gains and net tax-exempt income as of such date.

     The Florida Fund expects to distribute the shares of the National Fund to its shareholders promptly after the Closing Date in connection with its dissolution. Thereafter, the Florida Fund will be terminated as a series of a Massachusetts business trust.

     The National Fund and the Florida Fund have made certain customary representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

  the approval of the Reorganization by the Florida Fund’s shareholders;

  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

  the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

  the effectiveness under applicable law of the registration statement of the National Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto;

  the declaration of a dividend by the Florida Fund to distribute to its shareholders all of its undistributed net investment income, net capital gains and net tax-exempt income; and

  an opinion of counsel relating to the tax-free nature of the Reorganization for U.S. federal income tax purposes.

     The Reorganization Agreement may be terminated or amended by the mutual consent of the parties before approval thereof by the shareholders of the Florida Fund.

     The Multi-State Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Florida Fund (as described more fully in “Reasons for the Reorganization” below).

Reasons for the Reorganization

     The factors considered by the Multi-State Board with regard to the Reorganization include, but are not limited to, the following:

  The review of the investment objectives, policies and strategies of the Florida Fund and the National Fund. See “Comparison of the Florida Fund and the National Fund — Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders will be invested in a Combined Fund with similar investment objectives and investment strategies. BlackRock Advisors has represented that the style and risk/return profile of the National Fund is comparable to those of the Florida Fund shareholders’ current investment. Potential transaction costs in restructuring the portfolio holdings of the Florida Fund are anticipated to be incurred by the Florida Fund (not the National Fund) prior to the closing of the Reorganization. However, BlackRock Advisors has advised that neither the Florida Fund nor the Combined Fund will dispose of holdings in the Florida Fund portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes.

  The greater investment flexibility of and potential for investment diversification in the National Fund compared to the Florida Fund.

  The relative performance histories of each Fund.

  The Multi-State Board reviewed the relative performance of each Fund over different time periods compared with each other and to the benchmarks applicable to each Fund. Each class of the National Fund outperformed the corresponding class of the Florida Fund for the periods covered. Because the Combined Fund will most closely resemble the National Fund, the National Fund will be the accounting survivor of the Reorganization. As such, the Combined Fund will continue the performance history of the BlackRock Fund at the closing of the Reorganization.

  It is expected that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.

  The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

  The expectation that the shares of the Combined Fund to be received by Florida Fund shareholders in the Reorganization will have lower gross and net annual expense ratios than the gross and net annual expenses ratios of the Florida Fund shares held by the Florida Fund shareholders prior to the Reorganization.
Florida Fund shares	Expense Ratio	Combined Fund shares	Gross Expense Ratio	Net Expense Ratio
Investor A	1.42%	Investor A	1.02%	1.01%
Investor A1	1.28%	Investor A	1.02%	1.01%
Investor B	1.69%	Investor B	1.54%	1.53%
Investor C	2.21%	Investor C	1.82%	1.81%
Investor C1	1.78%	Investor C1	1.58%	1.57%
Institutional	1.20%	Institutional	0.79%	0.78%

  Florida Fund shareholders will pay no sales charges in connection with the Reorganization. Shareholders of the Florida Fund will receive shares of the National Fund, as indicated in the table above, which are similar to the shares of the Florida Fund they currently hold. The table below indicates the front-end sales load, service and distribution fees and contingent deferred sales charge (“CDSC”) applicable to each class of shares of the Funds.
	Front-end Sales Charge	Service Fee and Distribution Fee	CDSC
Florida Fund
Investor A	4.25%	0.25%	A CDSC of 0.50% may be imposed on
			investments of $1 million or more if
			redeemed within eighteen months

Investor A1	4.00%	0.10%	A CDSC of 0.50% may be imposed on
			investments of $1 million or more if
			redeemed within twelve months

Investor B	None	0.50%	up to 4.00% if redeemed within six years

Investor C	None	1.00%	1.00% if redeemed within one year

Investor C1	None	0.60%	1.00% if redeemed within one year

Institutional	None	None	None

National Fund
Investor A	4.25%	0.25%	A CDSC of 1.00% may be imposed on
			investments of $1 million or more if
			redeemed within eighteen months

Investor B	None	0.75%	up to 4.00% if redeemed within six years

Investor C	None	1.00%	1.00% if redeemed within one year

Investor C1	None	0.80%	1.00% if redeemed within one year

Institutional	None	None	None

  There is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax- free transaction.

  The Reorganization Agreement provides for a tax-free transfer of substantially all of the assets and certain stated liabilities of the Florida Fund in exchange for shares of the National Fund. Shareholders will receive Investor A, Investor B, Investor C, Investor C1 or Institutional shares of the National Fund equivalent to the aggregate net asset value of their Investor A and Investor A1, Investor B, Investor C, Investor C1 or Institutional shares, respectively, of the Florida Fund, and are expected to pay no U.S. federal income tax on the transaction. In addition, prior to the Reorganization the Florida Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

  The reputation of BlackRock Advisors as an investment adviser and the experience and qualifications of the National Fund Board and officers of the Corporation and the portfolio management team that will manage the Combined Fund.

  The Multi-State Board reviewed information provided by BlackRock Advisors that summarized its experience in the mutual fund investment advisory business. The Multi-State Board also reviewed biographical information of the National Fund Board and officers of the Corporation and the investment professionals that would be responsible for managing the Combined Fund. The Multi-State Board also considered that BlackRock Advisors represented that it, as well as the National Fund, have been free of material litigation or compliance and regulatory matters that could materially impact the Combined Fund and its shareholders.

  The fact that the asset base of the Florida Fund is not expected to grow from its current level of approximately $94 million as of June 30, 2008, and that the National Fund’s assets have grown consistently over the last few years. The National Fund’s total assets as of June 30, 2008 were approximately $1.7 billion.

The Multi-State Board considered that the Florida Fund assets had decreased over the last year and that assets were not expected to grow from its current level. The Multi-State Board also considered that the National Fund had experienced a significant average annual asset growth rate over the past five years.

  The potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.
  The repeal of the Florida Intangible Personal Property Tax eliminates the economic benefits of holding a Florida-specific municipal fund for a Florida resident.

  The Multi-State Board considered that Florida residents currently do not receive any additional tax benefit from investing in the Florida Fund, and such investors would receive the same tax treatment from owning a national municipal bond fund, such as the National Fund.

     For these and other reasons, the Multi-State Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Florida Fund and that the interests of the shareholders of the Florida Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     If the Reorganization is not approved by shareholders of the Florida Fund, the Multi-State Board will consider other alternatives, such as liquidating the Florida Fund. Any such liquidation would be a taxable event for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Florida Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to closing the Reorganization that the Florida Fund and the National Fund receive an opinion from Willkie Farr & Gallagher LLP, special U.S. federal income tax counsel to the National Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the National Fund and the Florida Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by either the Florida Fund or by the National Fund upon the transfer of substantially all of the assets of the Florida Fund to the National Fund solely in exchange for the shares of the National Fund and the assumption by the National Fund of certain stated liabilities of the Florida Fund, or upon the distribution of the shares of the National Fund by the Florida Fund to its shareholders in exchange for their shares of the Florida Fund in the subsequent liquidation of the Florida Fund.

  No gain or loss will be recognized by a shareholder of the Florida Fund who exchanges all of his, her or its shares of the Florida Fund solely for the shares of the National Fund pursuant to the Reorganization.

  The aggregate tax basis of the shares of the National Fund received by a shareholder of the Florida Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Florida Fund surrendered in exchange therefor, and the holding period of the shares of the National Fund received by a shareholder of the Florida Fund pursuant to the Reorganization will include the period during which the Florida Fund shares exchanged therefor were held by such shareholder (provided the Florida Fund shares were held as capital assets on the date of the Reorganization).

  The National Fund’s tax basis in assets of the Florida Fund received by the National Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Florida Fund immediately prior to the Reorganization, and the National Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Florida Fund.

     The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the National Fund and the Florida Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

     The National Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Florida Fund and its shareholders.

     Prior to the Closing Date, the Florida Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

     A portion of the portfolio assets of the Florida Fund may be sold in connection with the Reorganization, and a portion of such assets may be required to be marked to market as a result of the termination of the Florida Fund’s taxable year. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such portfolio assets are sold and the Florida Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Florida Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Florida Fund.

     Both the National Fund’s and the Florida Fund’s capital loss carryforwards should not be limited by reason of the Reorganization. For five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to the Florida Fund (if any) with capital loss carryforwards attributable to the National Fund.

     Shareholders of the Florida Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

     Florida Fund shareholders will bear their share of the costs of the Reorganization, due to their overall expense savings and the potential for increased distribution yield by becoming shareholders of the Combined Fund. BlackRock Advisors will bear the merger costs of the National Fund shareholders as their expenses are expected to remain approximately the same after the Reorganization. The Florida Fund will also bear its portfolio transaction costs (the costs of repositioning the Florida Fund’s portfolio in connection with the Reorganization).

     Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14; shareholder solicitation costs; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

Continuation of Shareholder Accounts and Plans; Share Certificates

     If the Reorganization is approved, the National Fund will establish a position for each Florida Fund shareholder on the books of the National Fund containing the appropriate number of shares of the National Fund to be received in the Reorganization. If you currently hold certificates representing your shares of the Florida Fund, it is not necessary to surrender such certificates. No certificates for shares of the National Fund will be issued in connection with the Reorganization.

Legal Matters

     Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Willkie Farr & Gallagher LLP, special tax counsel to the National Fund.

OTHER INFORMATION

Capitalization

     The following table sets forth as of November 28, 2008: (i) the unaudited capitalization of the Florida Fund; (ii) the unaudited capitalization of the National Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been approved. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of National Fund will be received by Florida Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received.

Fund	Total Net Assets	Net Asset Value Per Share	Shares Outstanding
Florida Fund
Investor A	$3,361,200	$8.62	389,757
Investor A1	$39,858,206	$8.63	4,618,880
Investor B	$9,273,700	$8.64	1,072,798
Investor C	$2,076,845	$8.62	240,994
Investor C1	$9,201,445	$8.63	1,066,419
Institutional	$13,774,366	$8.64	1,593,358

National Fund
Investor A	$495,068,054	$9.03	54,803,115
Investor B	$55,391,507	$9.03	6,137,055
Investor C	$124,145,480	$9.03	13,741,518
Investor C1	$95,025,459	$9.03	10,522,592
Institutional	$792,503,821	$9.03	87,771,525

Pro Forma Combined Fund*
Investor A	$538,287,460	$9.03	59,587,424
Investor B	$64,665,207	$9.03	7,164,527
Investor C	$126,222,325	$9.03	13,971,402
Investor C1	$104,226,904	$9.03	11,541,509
Institutional	$806,278,187	$9.03	89,297,063

*

Assumes the reorganization had taken place on November 28, 2008. The National Fund issued 4,784,309 Investor A Shares, 1,027,472 Investor B Shares, 229,884 Investor C Shares, 1,018,917 Investor C1 Shares and 1,525,538 Institutional Shares to the Florida Fund.

Shareholder Information

     As of November 21, 2008, there were 8,988,755.503 shares of the Florida Fund outstanding. As of October 31, 2008, none of the Trustees and officers of the Florida Fund owned shares of the Florida Fund. As of November 21, 2008, no person was known by the Florida Fund to own beneficially or of record 5% or more of any class of shares of the Florida Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Company**	Investor A	90.07%	3.90%	0.19%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

CitiGroup Global Markets Inc.**	Investor A	5.92%	0.26%	0.01%
333 West 34th St, 3rd Floor
New York, NY 10001

Merrill Lynch Trust Company**	Investor A1	88.17%	45.28%	2.26%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Trust Company**	Investor B	82.50%	9.93%	0.49%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Trust Company**	Investor C	84.28%	2.26%	0.11%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

Philomena Hearn	Investor C	8.53%	0.23%	0.01%
4159 Lakewood Blvd.
Naples, FL 34112-6117

Merrill Lynch Trust Company**	Investor C1	95.13%	11.27%	0.56%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Trust Company**	Institutional	83.28%	14.78%	0.74%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

**	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

     As of November 21, 2008, there were 171,937,252.101 shares of the National Fund outstanding. As of October 31, 2008, the Directors and officers of the National Fund as a group owned less than 1% of the outstanding shares of the National Fund. As of November 21, 2008, no person was known by the National Fund to own beneficially or of record 5% or more of any class of shares of the National Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
Merrill Lynch Trust Company**	Investor A	67.10%	21.05%	20.05%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Trust Company**	Investor B	88.83%	3.19%	3.03%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Trust Company**	Investor C	79.96%	6.30%	6.00%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

CitiGroup Global Markets Inc.**	Investor C	8.87%	0.70%	0.67%
333 West 34th St, 3rd Floor
New York, NY 10001

Merrill Lynch Trust Company**	Investor C1	91.76%	5.67%	5.40%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Trust Company**	Institutional	63.62%	32.43%	30.88%
TTEE FBO Merrill Lynch
4800 E. Deerlake Drive, 3rd Floor
Jacksonville, FL 32246-6484

**	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

Shareholder Rights and Obligations

     The Florida Fund is a series of the Multi-State Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Multi-State Trust’s organizational documents, the Florida Fund is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $0.10 per share. The National Fund is a series of the Corporation, a corporation organized under the laws of the State of Maryland. Under the Corporation’s organizational document, the National Fund is authorized to issue 1,875,000,000 shares divided into five classes, Investor A, Investor B, Investor C, Investor C1 and Institutional shares. Investor A common stock consists of 375,000,000 authorized shares, Investor B common stock consists of 375,000,000 authorized shares, Investor C common stock consists of 375,000,000 authorized shares, Investor C1 common stock consists of 375,000,000 authorized shares and Institutional common stock consists of 375,000,000 authorized shares, in each case with a par value of $0.10 per share. The National Fund Board may, without limitation, classify or reclassify any unissued shares of the National Fund into any number of additional classes of shares. The National Fund Board may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities.

     With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

     Unless (i) the National Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the National Fund, all shares entitled to vote are voted in the aggregate and not by class.

     There are no preemptive rights in connection with shares of the Florida Fund or the National Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the National Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Trusts

In General

     A fund organized as a Massachusetts business trust, such as the Florida Fund, is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

     A fund organized as a Maryland corporation, such as the National Fund, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Maryland corporation’s charter. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

     Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Multi-State Trust (“Multi-State Declaration”) contains such provisions.

     Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Multi-State Declaration contains such provisions.

     As a result of the Reorganization, the Florida Fund shareholders will become shareholders of a Maryland corporation.

Maryland Corporations

     A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized on the following page.

Shareholder Voting

     Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Corporation’s charter contains such provisions.

Election and Removal of Directors

     Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act, if the charter of that Maryland corporation so provides.

Amendments to the Charter

     Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. A change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Corporation’s charter allows only amendments to the charter by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The Corporation’s charter sets a fixed number of authorized shares.

Issuance and Redemption of Shares

     The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter, if the aggregate net asset value of the shares to be redeemed is $500 or less. The Corporation charter has authorized, with respect to the National Fund, five classes of shares, of 375,000,000 shares each. There is no provision in the Corporation charter regarding involuntary redemption.

Series and Classes

     The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Corporation’s charter sets forth four separate series of the Corporation and multiple share classes within each series. The charter also allows the National Fund Board to allot and authorize the issuance of the unissued shares.

Shareholder, Director and Officer Liability

     Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

     Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Fund

     The Florida Fund is governed by the Multi-State Declaration.

Shareholder Voting

     The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Multi-State Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least one-third of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter.

Election and Removal of Trustees

     The Multi-State Declaration provides that the trustees determine the size of the board of trustees. It also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders.

Issuance of Shares

     Under the Multi-State Declaration, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine.

Series and Classes

     The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Multi-State Declaration gives broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The trustees are also authorized to terminate a series or a class at any time without a vote of shareholders.

Shareholder, Trustee and Officer Liability

     The Multi-State Declaration provides that shareholders have no personal liability for the obligations of the Multi-State Trust and requires the Multi-State Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Multi-State Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Multi-State Declaration provides that any person who is or has been a trustee, officer or employee of the Multi-State Trust is not personally liable to any person in connection with the affairs of the Multi-State Trust, other than the Multi-State Trust and its shareholders. The Multi-State Declaration also provides that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law.

     The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Florida Fund and the National Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Dividends and Distributions

     The National Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually. The National Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the National Fund at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the transfer agent. The National Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes.

     The Florida Fund will distribute net investment income, if any, monthly and net realized capital gains, if any, at least annually.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, the National Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the Investment Company Act. In the event the Reorganization is not completed, the Florida Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the Investment Company Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Florida Fund should send such proposal to the Multi-State Trust, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the National Fund should send such proposal to the Corporation, Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

     Solicitation of proxies is being made on behalf of the Florida Fund and the Multi-State Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about December 16, 2008. Florida Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Florida Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Florida Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Florida Fund shareholders may receive a telephone call from Broadridge asking them to vote. The proxy solicitation expenses in connection with the combination of the Florida Fund with the National Fund are estimated to be approximately $27,588, which expenses shall be allocated between the Florida Fund and BlackRock Advisors.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Florida Fund. Representatives of BlackRock Advisors and its affiliates and other representatives of the Florida Fund may also solicit proxies. Questions about the proposal should be directed to Broadridge at (866) 615-7869.

     Broadridge and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone.

VOTING INFORMATION AND REQUIREMENTS

General

     This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization in which the Florida Fund will be acquired by the National Fund and the solicitation of proxies by and on behalf of the Multi-State Board for use at the Special Meeting of shareholders of the Florida Fund. The Special Meeting will be held on January 20, 2009 at 10:00 A.M., Eastern time, at the offices of BlackRock Advisors, LLC, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment or postponement.

     As of the Record Date, the Florida Fund had 8,988,755.503 shares outstanding.

Shareholder Approval

     Approval of the Reorganization requires the affirmative vote of the shareholders of the Florida Fund representing two-thirds of its outstanding voting securities, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

     A vote of shareholders of the National Fund is not needed to approve the Reorganization. If shareholders of the Florida Fund do not approve the Reorganization, the Multi-State Board may consider possible alternative arrangements in the best interests of the Florida Fund and its shareholders. The Multi-State Board has fixed the close of business on November 21, 2008 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Florida Fund shareholders on the Record Date are entitled to one vote for each share held, with fractional shares voting proportionately and with no shares having cumulative voting rights.

     In order for the Special Meeting to go forward, there must be a quorum. The presence in person or by proxy of shareholders of the Florida Fund entitled to cast at least one-third of all of the votes entitled to be cast at the meeting (without regard to class) shall constitute a quorum at the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present.

     If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Florida Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions.

     The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournments or postponements thereof. The Multi-State Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments or postponements of the Special Meeting on behalf of the Florida Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment or postponement and additional solicitation are reasonable and in the interest of the shareholders of the Florida Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment or postponement will require the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment or postponement, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment or postponement, as applicable.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “for” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will be treated as votes against the Reorganization.

     Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the proposed Reorganization. A signed Proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

     Florida Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via touchtone telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Florida Fund, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

     Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

     Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

     Internet Voting. To vote over the internet, please log on to www.proxyvote.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

     Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy forms by mail.

     A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Broadridge, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

     The Florida Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

     You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

December [   ], 2008

APPENDIX A

INVESTMENT RESTRICTIONS

The National Fund

The National Fund has the following fundamental investment restrictions.

Under its fundamental investment restrictions, the National Fund may not:

     1. Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

     2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). (Tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.)

     3. Make investments for the purpose of exercising control or management.

     4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

     6. Issue senior securities to the extent such issuance would violate applicable law.

     7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

A-1

The Florida Fund

The Florida Fund has the following fundamental investment restrictions.

Under its fundamental investment restrictions, the Florida Fund may not:

     1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the US Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

     2. Make investments for the purpose of exercising control or management.

     3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

     5. Issue senior securities to the extent such issuance would violate applicable law.

     6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

A-2

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ________ day of ________, 2008, by and between BlackRock Municipal Bond Fund, Inc., a registered investment company and a Maryland corporation (the “Corporation”), with respect to BlackRock National Municipal Fund, a separate series of the Corporation (the “National Fund”), and BlackRock Multi-State Municipal Series Trust, a registered investment company and a Massachusetts business trust (the “Multi-State Trust”), with respect to BlackRock Florida Municipal Bond Fund, a separate series of the Multi-State Trust (the “Florida Fund”).

     This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Florida Fund to the Corporation, on behalf of the National Fund, in exchange for Investor A, Investor B, Investor C, Investor C1 and Institutional shares of the National Fund (“National Fund Shares”); (ii) the assumption by the Corporation, on behalf of the National Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the Florida Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the National Fund Shares to the shareholders of the Florida Fund, and (iv) the termination, dissolution and complete liquidation of the Florida Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

     WHEREAS, the National Fund is a separate series of the Corporation; the Florida Fund is a separate series of the Multi-State Trust; the Corporation is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”); the Multi-State Trust is an open-end, registered management investment company within the meaning of the 1940 Act; and the Florida Fund owns securities that generally are assets of the character in which the National Fund is permitted to invest;

     WHEREAS, each of the National Fund and the Florida Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

     WHEREAS, the National Fund is authorized to issue the National Fund Shares;

     WHEREAS, the Board of Directors of the Corporation has determined that the Reorganization is in the best interests of the National Fund;

     WHEREAS, the Board of Trustees of the Multi-State Trust has determined that the Reorganization is in the best interests of the Florida Fund and determined that the Reorganization is advisable and directed that the Reorganization be submitted for consideration of a special meeting of the Florida Fund Shareholders (as defined in paragraph 1.5);

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE FLORIDA FUND
IN EXCHANGE FOR NATIONAL FUND SHARES AND THE ASSUMPTION OF THE
FLORIDA FUND’S STATED LIABILITIES AND THE LIQUIDATION OF THE
FLORIDA FUND

     1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Multi-State Trust, on behalf of the Florida Fund, agrees to convey, transfer and deliver substantially all of the assets of the Florida Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the National Fund agrees: (a) to deliver to the Multi-State Trust, on behalf of the Florida Fund, the number of full and fractional National Fund Shares, determined by dividing: (i) the aggregate value of the Florida Fund’s assets with respect to each class of the Florida Fund, net of the Stated Liabilities (as defined in paragraph 1.3) of the Florida Fund with respect to each class of the Florida Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one share of the corresponding class of the National Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Florida Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A and Investor A1 shares of the Florida Fund correspond to the Investor A shares of the National Fund, Investor B shares of the Florida Fund correspond to the Investor B shares of the National Fund, Investor C shares of the Florida Fund correspond to the Investor C shares of the National Fund, Investor C1 shares of the Florida Fund correspond to the Investor C1 shares of the National Fund, and the Institutional shares of the Florida Fund correspond to the Institutional shares of the National Fund, and the term “National Fund Shares” should be read to include each such class of shares of the National Fund unless the context otherwise requires.

     1.2 ASSETS TO BE ACQUIRED. The assets of the Florida Fund to be acquired by the National Fund shall consist of all property owned by the Florida Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Florida Fund, any deferred or prepaid expenses shown as an asset on the books of the Florida Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the Florida Fund’s rights under this Agreement (the “Assets”).

     1.3 LIABILITIES TO BE ASSUMED. The Multi-State Trust, on behalf of the Florida Fund, will endeavor to identify and discharge, to the extent practicable, all of the liabilities and obligations of the Florida Fund, including all liabilities relating to operations, before the Closing Date. The National Fund shall assume only those accrued and unpaid liabilities of the Florida Fund set forth in the Florida Fund’s statement of assets and liabilities as of the Closing Date delivered by the Multi-State Trust, on behalf of the Florida Fund, to the National Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The National Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Florida Fund.

     1.4 STATE FILINGS. Prior to the Closing Date, (i) the Multi-State Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date and (ii) the Corporation shall make any filings with the State of Maryland that are required under the laws of the State of Maryland prior to the Closing Date.

     1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the Florida Fund will dissolve as a separate series of the Multi-State Trust and the Multi-State Trust, on behalf of the Florida Fund, will distribute in complete liquidation of the Florida Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Florida Fund Shareholders”), all of the National Fund Shares received by the Multi-State Trust. Such distribution will be accomplished by the transfer on the books of the National Fund of National Fund Shares credited to the account of the Florida Fund to open accounts on the share records of the National Fund in the name of the Florida Fund Shareholders, and representing the respective pro rata number of National Fund Shares due Florida Fund Shareholders. The National Fund shall not issue certificates representing National Fund Shares in connection with such transfer.

     1.6 OWNERSHIP OF SHARES. Ownership of National Fund Shares will be shown on the books of the National Fund’s transfer agent, PNC Global Investment Servicing (U.S.) Inc. (“PNC GIS”).

     1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of National Fund Shares in a name other than the registered holder of the Florida Fund shares on the books of the Florida Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such National Fund Shares are to be issued and transferred.

     1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Multi-State Trust, on behalf of the Florida Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Multi-State Trust.

     1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Florida Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Florida Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the National Fund, shall be made available to the Florida Fund from and after the Closing Date at the National Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

     1.10 ACTION BY THE CORPORATION; ACTION BY MULTI-STATE TRUST. The Corporation shall take all actions expressed herein as being the obligations of the Corporation on behalf of the National Fund. The Multi-State Trust shall take all actions expressed herein as being the obligations of the Multi-State Trust on behalf of the Florida Fund.

ARTICLE II

VALUATION

     2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the National Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.2, using the National Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. Full National Fund Shares, and to the extent necessary, fractional National Fund Shares, of an aggregate net asset value equal to the value of the assets of the Florida Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of the Florida Fund assumed by the National Fund, shall be issued by the National Fund in exchange for such assets of the Florida Fund. The net asset value per share of the Investor A, Investor B, Investor C, Investor C1 and Institutional National Fund Shares shall be the net asset value per share for the Investor A, Investor B, Investor C, Investor C1 and Institutional shares, respectively, computed as of the Valuation Time, using the National Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

     3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on February 20, 2009, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 10:00 a.m. on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

     3.2 CUSTODIAN’S CERTIFICATE. The Florida Fund shall instruct its Custodian, State Street Bank and Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the National Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Florida Fund. The Florida Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the National Fund, The Bank of New York Mellon, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Florida Fund as of the Closing Date for the account of the National Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Florida Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Florida Fund shall be transferred and delivered by the Florida Fund as of the Closing Date for the account of the National Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the National Fund or the Florida Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the National Fund or the Florida Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

     3.4 TRANSFER AGENT’S CERTIFICATE. The Florida Fund shall instruct its transfer agent, PNC GIS, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Florida Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Florida Fund Shareholder immediately prior to the Closing. The National Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing National Fund Shares to be credited on the Closing Date to the Florida Fund, or provide evidence reasonably satisfactory to the Florida Fund that such National Fund Shares have been credited to the Florida Fund’s account on the books of the National Fund.

     3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     3.6 FAILURE TO DELIVER ASSETS. If the Florida Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the National Fund of any of the Assets of the Florida Fund for the reason that any of such Assets have not yet been delivered to it by the Florida Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Florida Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the National Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE FLORIDA FUND. The Multi-State Trust, on behalf of the Florida Fund, represents and warrants to the Corporation, on behalf of the National Fund, as follows:

     (a) The Multi-State Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Multi-State Trust’s declaration of trust. The Multi-State Trust has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Florida Fund is a legally designated, separate series of the Multi-State Trust. The Multi-State Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Florida Fund. The Multi-State Trust, on behalf of the Florida Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Florida Fund.

     (b) The Multi-State Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Multi-State Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Florida Fund.

     (c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Florida Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Florida Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Multi-State Trust with respect to the Florida Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The Multi-State Trust’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The Multi-State Trust is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Multi-State Trust will not, result in the violation of Massachusetts law, or any provision of the Multi-State Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Multi-State Trust is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Multi-State Trust result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Multi-State Trust is a party or by which it is bound.

     (f) The Florida Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

     (g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Multi-State Trust’s knowledge threatened against the Florida Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Florida Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Florida Fund to carry out the transactions contemplated by this Agreement. The Multi-State Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (h) The audited financial statements of the Multi-State Trust as of May 31, 2008 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the National Fund) fairly reflect the financial condition and the results of operations of the Florida Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Florida Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

     (i) There have been no changes in the financial position of the Florida Fund as reflected in the audited financial statements as of May 31, 2008, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Florida Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Florida Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Florida Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Florida Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by National Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Florida Fund due to declines in the value of the Florida Fund’s Assets, the discharge of the Florida Fund’s liabilities or the redemption of Florida Fund shares by Florida Fund Shareholders shall not constitute a material adverse change.

     (j) Since May 31, 2008 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Florida Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Florida Fund granted by or on behalf of the Florida Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Multi-State Trust; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Florida Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Florida Fund for borrowed money or any commitment to borrow money by or on behalf of the Florida Fund; (v) any amendment of the Florida Fund’s organizational documents in a manner materially affecting the Florida Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Florida Fund other than a lien for taxes not yet due and payable.

     (k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Florida Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Florida Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (l) The Multi-State Trust is authorized to issue an unlimited number of shares of beneficial interest of which, as of November 21, 2008, there were outstanding 8,988,755.503 shares of the Florida Fund, and no shares of the Florida Fund were held in the treasury of the Multi-State Trust. All issued and outstanding shares of beneficial interest of the Florida Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Florida Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Florida Fund shares and has no outstanding securities convertible into any of the Florida Fund shares.

     (m) At the Closing Date, the Multi-State Trust will have good and marketable title to the Assets to be transferred to the National Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the National Fund has received notice and which have been taken into account in the net asset valuation of the Florida Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the National Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the National Fund.

     (n) Subject to the approval of this Agreement by the Florida Fund Shareholders, the Multi-State Trust has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to approval of this Agreement by the Florida Fund Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Multi-State Trust. Subject to approval of this Agreement by the Florida Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Multi-State Trust, enforceable in accordance with its terms, and no other corporate action or proceedings by the Multi-State Trust are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (o) The information to be furnished by the Multi-State Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

     (p) The Florida Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

     (q) Except for the Registration Statement and the approval of this Agreement by the Florida Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Multi-State

Trust of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Florida Fund as described in paragraph 4.1(r) is required for the consummation by the Multi-State Trust of the transactions contemplated by this Agreement.

     (r) The Multi-State Trust has called a special meeting of Florida Fund Shareholders to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated hereof. Such meeting shall be scheduled for no later than January 20, 2009 (or such other date as the parties may agree to in writing).

     (s) Prior to the valuation of the Assets as of the Valuation Time, the Florida Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Florida Fund Shareholders all of the Florida Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

     4.2 REPRESENTATIONS OF THE NATIONAL FUND. The Corporation, on behalf of the National Fund, represents and warrants to the Multi-State Trust, on behalf of the Florida Fund, as follows:

     (a) The Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the National Fund. The National Fund is a legally designated, separate series of the Corporation. The Corporation, on behalf of the National Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the National Fund.

     (b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the National Fund.

     (c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Corporation and the National Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation and the National Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Florida Fund furnished to the National Fund by the Multi-State Trust. From the effective date of the Registration Statement through the time of the meeting of the Florida Fund Shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Corporation and the National Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

     (d) The National Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

     (e) The National Fund is not, and the execution, delivery and performance of this Agreement in accordance with its terms by the Corporation on behalf of the National Fund will not result, in violation of, Maryland law or any provision of the Corporation’s charter or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Corporation (with respect to the National Fund) or the National Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Corporation on behalf of the National Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation or the National Fund is a party or by which it is bound.

     (f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Corporation’s knowledge threatened against the National Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Corporation or the National Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the National Fund to carry out the transactions contemplated by this Agreement. The National Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) The audited financial statements of the National Fund as of June 30, 2008 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Multi-State Trust) fairly reflect the financial condition and the results of operations of the National Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the National Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

     (h) There have been no changes in the financial position of the National Fund as reflected in the audited financial statements of the National Fund as of June 30, 2008, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of National Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there have been no material adverse changes in the National Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the National Fund (other than changes occurring in the ordinary course of business), or any incurrence by the National Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the National Fund. For the purposes of this paragraph 4.2(h), a decline in the net asset value of the National Fund due to declines in the value of National Fund’s assets, the discharge of National Fund liabilities or the redemption of National Fund shares by National Fund shareholders shall not constitute a material adverse change.

     (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the National Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the National Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

     (j) The Corporation is authorized to issue 1,875,000,000 shares of National Fund common stock, par value $0.10 per share, of which, as of November 21, 2008, there were outstanding 171,937,252.101 shares of the National Fund. All issued and outstanding shares of common stock of the National Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the National Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the National Fund’s transfer agent as provided in paragraph 3.4. The National Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the National Fund shares and has no outstanding securities convertible into any of the National Fund shares.

     (k) At the Closing Date, the Corporation, on behalf of the National Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Florida Fund has received notice at or prior to the Closing Date.

     (l) The Corporation, on behalf of the National Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the directors of the Corporation. This Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and no other corporate action or proceedings by the National Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

     (m) The National Fund Shares to be issued and delivered to the Multi-State Trust for the account of the Florida Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the National Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Corporation’s prospectus).

     (n) The information to be furnished by the National Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

     (o) The National Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

     (p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation, on behalf of the National Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Florida Fund as described in paragraph 4.1(r) is required for the consummation by the Corporation, on behalf of the National Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE NATIONAL FUND AND THE FLORIDA FUND

     5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.3, each of the National Fund and the Florida Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 STATEMENT OF ASSETS AND LIABILITIES. The Multi-State Trust, on behalf of the Florida Fund, will prepare and deliver to the Corporation at least five business days prior to the Closing Date a statement of the assets and Stated Liabilities of the Florida Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Florida Fund are being correctly determined in accordance with the terms of this Agreement. The Multi-State Trust, on behalf of the Florida Fund, will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the Florida Fund and (2) a list of the Florida Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer or Assistant Treasurer of the Multi-State Trust.

     5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Multi-State Trust shall make available to the Corporation’s officers and agents all books and records of the Florida Fund.

     5.4 ADDITIONAL INFORMATION. The Multi-State Trust will assist the National Fund in obtaining such information as the National Fund reasonably requests concerning the beneficial ownership of the Florida Fund’s shares.

     5.5 CONTRACT TERMINATION. The Multi-State Trust, on behalf of the Florida Fund, will terminate all agreements to which the Florida Fund is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

     5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the National Fund and the Florida Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Florida Fund covenants that it will, as and when reasonably requested by the National Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the National Fund may reasonably deem necessary or desirable in order to vest in and confirm the National Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.7 PREPARATION OF REGISTRATION STATEMENT. The Corporation will prepare and file with the Commission the Registration Statement relating to the National Fund Shares to be issued to shareholders of the Florida Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the Florida Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Florida Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Florida Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

     5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

     Neither the Corporation nor the Multi-State Trust shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the National Fund and the Florida Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, special United States federal income tax counsel to the Corporation, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

     5.9 REASONABLE BEST EFFORTS. Each of the Corporation, on behalf of the National Fund, and the Multi-State Trust, on behalf of the Florida Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

     5.10 AUTHORIZATIONS. The National Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

     5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Multi-State Trust, on behalf of the Florida Fund, shall furnish to the National Fund, in such form as is reasonably satisfactory to the National Fund, a statement of the earnings and profits of the Florida Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the National Fund will succeed to and take into account as a result of Section 381 of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FLORIDA FUND

     The obligations of the Florida Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the National Fund of all the obligations to be performed by the National Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

     6.1 All representations, covenants and warranties of the Corporation, on behalf of itself and the National Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fees or other fees payable for services provided to the National Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the most recent prospectus and statement of additional information of the National Fund other than shall have been previously disclosed to the Florida Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE NATIONAL FUND

     The obligations of the National Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Florida Fund of all the obligations to be performed by the Florida Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

     7.1 All representations, covenants and warranties of the Multi-State Trust, on behalf of itself and the Florida Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Florida Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Florida Fund shareholders all of the Florida Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

     7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the fees payable for services provided to the Florida Fund or any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

     7.4 The Multi-State Trust, on behalf of the Florida Fund, shall have taken all steps required to terminate all agreements to which the Florida Fund is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
EACH OF THE NATIONAL FUND, THE CORPORATION,
THE MULTI-STATE TRUST AND THE FLORIDA FUND

     If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Florida Fund, the National Fund, the Multi-State Trust or the Corporation, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein, with respect to the Florida Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Florida Fund in accordance with the provisions of the Multi-State Trust’s declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the National Fund in such form as shall be reasonably acceptable to the National Fund. Notwithstanding anything herein to the contrary, neither the National Fund nor the Florida Fund may waive the condition set forth in this paragraph 8.1.

     8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

     8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the National Fund or the Florida Fund, provided that any party hereto may waive any such conditions for itself.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Corporation on Form N-1A under the 1933 Act covering the sale of shares of the National Fund shall be effective.

     8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Florida Fund, the Corporation, the Multi-State Trust or the National Fund or any of the investment advisers, directors, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.6 The Corporation and the Multi-State Trust each shall have received an opinion of Willkie Farr & Gallagher LLP, special United States tax counsel to the Corporation, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

     (a) the transfer of substantially all of the assets of the Florida Fund solely in exchange for National Fund Shares and the assumption by the National Fund of the Stated Liabilities of the Florida Fund followed by the distribution of National Fund Shares to the Florida Fund Shareholders in complete dissolution and liquidation of the Florida Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the National Fund and the Florida Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

     (b) no gain or loss will be recognized by the National Fund upon the receipt of substantially all of the assets of the Florida Fund solely in exchange for National Fund Shares and the assumption by the National Fund of the Stated Liabilities of the Florida Fund;

     (c) no gain or loss will be recognized by the Florida Fund upon the transfer of substantially all of the assets of the Florida Fund to the National Fund solely in exchange for National Fund Shares and the assumption by the National Fund of the Stated Liabilities of the Florida Fund or upon the distribution of National Fund Shares to Florida Fund Shareholders in exchange for such shareholders’ shares of the Florida Fund in liquidation of the Florida Fund;

     (d) no gain or loss will be recognized by the Florida Fund Shareholders upon the exchange of their Florida Fund shares solely for National Fund Shares pursuant to the Reorganization;

     (e) the aggregate tax basis of National Fund Shares received by each Florida Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Florida Fund shares exchanged therefor by such shareholder;

     (f) the holding period of National Fund Shares to be received by each Florida Fund Shareholder pursuant to the Reorganization will include the period during which the Florida Fund shares exchanged therefor were held by such shareholder, provided such Florida Fund shares are held as capital assets at the time of the Reorganization;

     (g) the tax basis of the Assets acquired by the National Fund will be the same as the tax basis of such Assets to the Florida Fund immediately before the Reorganization; and

     (h) the holding period of the Assets in the hands of the National Fund will include the period during which those assets were held by the Florida Fund.

     Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and each of the Florida Fund and National Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the National Fund nor the Florida Fund may waive the conditions set forth in this paragraph 8.6.

     The Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Florida Fund with respect to the recognition of any unrealized gain or loss for any asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Florida Fund’s taxable year.

ARTICLE IX

EXPENSES

     9.1 The Florida Fund shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Florida Fund in connection with the purchase and sale of assets and liquidation and dissolution of the Florida Fund contemplated by the provisions of this Agreement, including all of its direct and indirect expenses and out-of-pocket costs and expenses incurred by it in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the Florida Fund.

     9.2 BlackRock Advisors, LLC shall bear the direct and indirect expenses and the out-of-pocket costs incurred by the Corporation and the National Fund in connection with the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the Corporation and the National Fund in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the Florida Fund.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Corporation, on behalf of the National Fund, and the Multi-State Trust, on behalf of the Florida Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Corporation and the Multi-State Trust. In addition, the Corporation or the Multi-State Trust may at their option terminate this Agreement at or before the Closing Date due to:

     (a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

     (b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Florida Fund, National Fund, the Corporation, the Multi-State Trust or their respective Board of Directors, Board of Trustees, or officers, to the other party or its Board of Directors or Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and the Multi-State Trust as specifically authorized by their respective Board of Directors and Board of Trustees; provided, however, that, following the meeting of the Florida Fund Shareholders called by the Florida Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of National Fund Shares to be issued to the Florida Fund Shareholders under this Agreement to the detriment of such Florida Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 It is expressly agreed that the obligations of the Corporation hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents or employees of the Corporation personally, but shall bind only the property of the National Fund, as provided in the Corporation’s charter and bylaws. Moreover, no series of the Corporation other than the National Fund shall be responsible for the obligations of the Corporation hereunder, and all persons shall look only to the assets of the National Fund to satisfy the obligations of the National Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Directors of the Corporation on behalf of the National Fund and signed by authorized officers of the Corporation, acting as such. Neither the authorization by such Board of Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the National Fund as provided in the Corporation’s charter and bylaws.

     13.6 It is expressly agreed that the obligations of the Multi-State Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Multi-State Trust personally, but shall bind only the property of the Florida Fund, as provided in the Multi-State Trust’s declaration of trust and bylaws. Moreover, no series of the Multi-State Trust other than the Florida Fund shall be responsible for the obligations of the Multi-State Trust hereunder, and all persons shall look only to the assets of the Florida Fund to satisfy the obligations of the Florida Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Multi-State Trust on behalf of the Florida Fund and signed by authorized officers of the Multi-State Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Florida Fund as provided in the Multi-State Trust’s declaration of trust.

ARTICLE XIV

NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Multi-State Trust, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Donald C. Burke, Chief Executive Officer, or to the Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: Donald C. Burke, Chief Executive Officer, or to any other address that the Multi-State Trust or the Corporation shall have last designated by notice to the other party.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of its series, BLACKROCK FLORIDA MUNICIPAL BOND FUND

By:
Name: Title:

BLACKROCK MUNICIPAL BOND FUND, INC. on behalf of its series, BLACKROCK NATIONAL MUNICIPAL FUND

By:
Name: Title:

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST
BLACKROCK FLORIDA MUNICIPAL BOND FUND

BLACKROCK MUNICIPAL BOND FUND, INC.
BLACKROCK NATIONAL MUNICIPAL FUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

December [  ], 2008

     This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed reorganization (the “Reorganization”) of BlackRock Florida Municipal Bond Fund (the “Florida Fund”), a series of BlackRock Multi-State Municipal Series Trust, a Massachusetts business trust, into BlackRock National Municipal Fund (the “National Fund”), a series of BlackRock Municipal Bond Fund, Inc. a Maryland corporation.

     This Reorganization SAI contains information which may be of interest to shareholders of the Florida Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated December [ ], 2008 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of certain stated liabilities, of the Florida Fund in exchange for shares of the National Fund. The Florida Fund would distribute the National Fund shares it receives to its shareholders in complete liquidation of the Florida Fund.

     This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the National Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, or by calling (800) 441-7762.

     Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information About The Florida Fund and the National Fund	SAI-2
Financial Statements	SAI-2

SAI-1

ADDITIONAL INFORMATION ABOUT
THE FLORIDA FUND AND THE NATIONAL FUND

     For the National Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the National Fund dated October 28, 2008, as supplemented (SEC Accession No. 0001104659-08-066325); the National Semi-Annual Report for the fiscal period ended December 31, 2007 and dated March 4, 2008 (SEC Accession No. 0000900092-08-000075) and the National Annual Report for the fiscal year ended June 30, 2008 and dated September 8, 2008 (SEC Accession No. 0000900092-08-000486) as filed with the Securities and Exchange Commission (the “SEC”).

     For the Florida Fund: Incorporates by reference the Annual Report to Shareholders for the fiscal period ended May 31, 2008 dated August 7, 2008 (SEC Accession No. 0001193805-08-001861) and the Semi-Annual Report to Shareholders for the fiscal period ended January 31, 2008 dated April 4, 2008 (SEC Accession No. 0001193805-08-001045), as filed with the SEC.

FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization have not been prepared because the net asset value of the Florida Fund did not exceed 10% of the net asset value of the National Fund as of September 30, 2008.

SAI-2

BLACKROCK MUNICIPAL BOND FUND, INC.
BLACKROCK NATIONAL MUNICIPAL FUND

PART C

OTHER INFORMATION

Item 15. Indemnification

     Reference is made to Article VI of the Registrant’s Articles of Incorporation, Article IV of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of each Distribution Agreement.

     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”), may be concerned, Article IV of the Registrant’s ByLaws provides that such payments will be made only on the following conditions: If the Fund receives a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

     In Section 9 of each Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Exhibit Number			Description
1	(a)	—	Articles of Incorporation, dated September 30, 1976.(a)
	(b)	—	Articles of Amendment, dated October 4, 1976.(a)
	(c)	—	Articles of Amendment changing the name of the Registrant, dated April 22, 1977.(a)
	(d)	—	Articles of Amendment increasing the number of shares of authorized capital stock, dated September 21, 1979.(a)
	(e)	—	Articles of Amendment increasing the number of shares of authorized capital stock, dated June 11, 1984.(a)

	(f)	—	Articles of Amendment increasing the number of shares of authorized capital stock, dated January 28, 1987.(a)
	(g)	—	Articles of Amendment increasing the number of shares of authorized capital stock, dated March 2, 1987.(a)
	(h)	—	Articles of Amendment reclassifying shares of common stock, dated September 30, 1988.(a)
	(i)	—	Articles Supplementary to the Articles of Incorporation increasing the number of shares of authorized capital stock, dated May 21, 1990.(a)
	(j)	—	Articles Supplementary to the Articles of Incorporation reclassifying shares of common stock, dated June 21, 1991.(a)
	(k)	—	Articles Supplementary to the Articles of Incorporation increasing the number of shares of authorized capital stock, dated October 18, 1994.(a)
	(l)	—	Articles of Amendment, dated October 21, 1994.(a)
	(m)	—	Articles of Amendment to Articles Supplementary renaming issued and outstanding shares of capital stock, dated October 4, 2001.(b)
	(n)	—	Articles of Amendment redesignating Class A Common Stock into Class I Common Stock and Class D Common Stock into Class A Common Stock, dated March 21, 2003.(b)
	(o)	—	Articles of Amendment to Articles Supplementary to Articles of Incorporation designating Class A Common Stock, Class B Common Stock, Class C Common Stock and Class I Common Stock of Short-Term Portfolio (formerly the Limited Maturity Portfolio).(j)
	(p)	—	Articles Supplementary to Articles of Incorporation increasing the authorized capital stock and reclassifying shares of authorized capital stock, dated March 10, 2006.(c)
	(q)	—	Articles of Amendment to Articles Supplementary to Articles of Incorporation increasing the authorized capital stock and reclassifying shares of authorized common stock, dated July 7, 2006.(d)
	(r)	—	Form of Articles of Amendment changing name to BlackRock Municipal Bond Fund, Inc.(j)
	(s)	—	Form of Articles of Amendment Reclassifying Shares of Authorized Capital Stock.(j)
	(t)	—	Form of Articles Supplementary to Articles of Incorporation Increasing the Authorized Capital Stock of the Corporation.(j)
2		—	Amended and Restated By-Laws dated April 14, 2003.(a)
3		—	Inapplicable.
4		—	Form of Agreement and Plan of Reorganization by and between the Registrant, on behalf of the BlackRock National Municipal Fund (the “National Fund”) and BlackRock Multi-State Municipal Series Trust (the “Multi-State Trust”), on behalf of the BlackRock Florida Municipal Bond Fund (the “Florida Fund”), a series of the Multi-State Trust (included as Appendix B to the Proxy Statement and Prospectus included in this Registration Statement).
5		—	Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of holders of shares of Common Stock of the Registrant. (l)
6	(a)	—	Form of Investment Management Agreement between Registrant and BlackRock Advisors, LLC (the “Investment Adviser”), with respect to the BlackRock Municipal Insured Fund, the BlackRock National Municipal Fund and the BlackRock Short-Term Municipal Fund.(j)
	(b)	—	Form of Sub-Investment Advisory Agreement between the Investment Adviser and BlackRock Investment Management, LLC, with respect to the BlackRock Municipal Insured Fund, the BlackRock National Municipal Fund and the BlackRock Short-Term Municipal Fund.(j)

7		—	Form of Unified Distribution Agreement between Registrant and BlackRock Investments, Inc.(f)
8		—	Inapplicable.
9		—	Form of Custodian Agreement between Registrant and The Bank of New York dated October 26, 2001.(e)
10	(a)	—	Form of Unified Investor A Distribution Plan.(f)
	(b)	—	Form of Unified Investor A1 Distribution Plan.(f)
	(c)	—	Form of Unified Investor B Distribution Plan.(f)
	(d)	—	Form of Unified Investor C Distribution Plan.(f)
	(e)	—	Form of Unified Investor C1 Distribution Plan.(f)
11	(a)	—	Opinion of Willkie Farr & Gallagher LLP, special counsel to the Registrant.*
	(b)	—	Opinion of Miles & Stockbridge P.C.*
12		—	Form of tax opinion of Willkie Farr & Gallagher LLP, special tax counsel to the Registrant, the National Fund, the Multi-State Trust and the Florida Fund.**
13	(a)	—	Form of Transfer Agency Agreement between the Registrant and PFPC Inc.(k)
	(b)	—	Form of Credit Agreement among the Registrant, a syndicate of banks and certain other parties.(g)
	(c)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(h)
14	(a)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the National Fund.*
	(b)	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Florida Fund.*
15		—	None
16		—	Power of Attorney. (included on signature page)
17	(a)	—	Form of Proxy.*
	(b)	—	Code of Ethics.(i)

(a)	Filed on October 4, 2004 as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File No. 2-57354) (the “Registration Statement”).
(b)	Filed on October 14, 2003 as an Exhibit to Post-Effective Amendment No. 29 to the Registration Statement.
(c)	Filed on March 15, 2006 as an Exhibit to Post-Effective Amendment No. 32 to the Registration Statement.
(d)	Filed on July 11, 2006 as an Exhibit to Post-Effective Amendment No. 35 to the Registration Statement.
(e)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(f)	Filed on October 28, 2008 as an Exhibit to Post-Effective Amendment No. 41 to the Registration Statement.
(g)	Incorporated by reference to Exhibit 8(b)(7) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of BlackRock Fundamental Growth Fund, Inc. (File No. 33-47875), filed on December 21, 2006.
(h)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(i)	Incorporated by reference to Exhibit (r) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006.
(j)	Filed on September 29, 2006 as an Exhibit to Post-Effective Amendment No. 37 to the Registration Statement.

(k)	Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Variable Series Funds, Inc. (File No. 2-74452), filed on April 23, 2007.
(l)	Reference is made to Article V, Article VI, Article VII and Article X of the Registrant’s Articles of Incorporation, as amended, filed as Exhibit (1), to the Registration Statement, and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XII and Article XV of the Registrant’s Amended and Restated By-Laws filed as Exhibit (2) to the Registration Statement.
*	Filed herewith.
**	To be filed by amendment.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 11th day of December, 2008.

BLACKROCK MUNICIPAL BOND FUND, INC. (Registrant)

By:	/s/ Donald C. Burke
(Donald C. Burke, President and Chief Executive Officer)

Each person whose signature appears below hereby authorizes Donald C. Burke, Anne Ackerley, Howard B. Surloff, Edward Baer and Denis R. Molleur, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Donald C. Burke	President and Chief Executive Officer	December 11, 2008
(Principal Executive Officer)
(Donald C. Burke)

/s/ Neal J. Andrews	Chief Financial Officer	December 11, 2008
(Principal Financial and Accounting Officer)
(Neal J. Andrews)

/s/ James H. Bodurtha	Director	December 11, 2008

(James H. Bodurtha)

/s/ Bruce R. Bond	Director	December 11, 2008

(Bruce R. Bond)

/s/ Donald W. Burton	Director	December 11, 2008

(Donald W. Burton)

/s/ Richard S. Davis	Director	December 11, 2008

(Richard S. Davis)

/s/ Stuart E. Eizenstat	Director	December 11, 2008

(Stuart E. Eizenstat)

Director

(Laurence D. Fink)

/s/ Kenneth A. Froot	Director	December 11, 2008

(Kenneth A. Froot)

/s/ Henry Gabbay	Director	December 11, 2008

(Henry Gabbay)

/s/ Robert M. Hernandez	Director	December 11, 2008

(Robert M. Hernandez)

/s/ John F. O'Brien	Director	December 11, 2008

(John F. O’Brien)

/s/ Roberta Cooper Ramo	Director	December 11, 2008

(Roberta Cooper Ramo)

/s/ Jean Margo Reid	Director	December 11, 2008

(Jean Margo Reid)

/s/ David H. Walsh	Director	December 11, 2008

(David H. Walsh)

/s/ Fred G. Weiss	Director	December 11, 2008

(Fred G. Weiss)

/s/ Richard R. West	Director	December 11, 2008

(Richard R. West)

EXHIBIT INDEX

Exhibit No.	Description
11(a)	Opinion of Willkie Farr & Gallagher LLP.
11(b)	Opinion of Miles & Stockbridge P.C.
14(a)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the National Fund.
14(b)	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Florida Fund.
17(a)	Form of Proxy